                               Evergreen Keystone

                               National Tax Free
                                     Funds

               (Photo of mountain and stream surrounded by trees)

                               1997 Annual Report

                               Evergreen Keystone
                   (logo)            FUNDS            (logo)

(logo)                         EVERGREEN KEYSTONE

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
Evergreen High Grade Tax Free Fund
  Fund at a Glance...................................      2
  Management Report..................................      3

Evergreen Short-Intermediate Municipal Fund
  Fund at a Glance...................................      4
  Management Report..................................      5
Keystone Tax Free Income Fund
  Fund at a Glance...................................      6
  Management Report..................................      7
Growth of Investments................................      8
Financial Highlights
  Evergreen High Grade Tax Free Fund.................      9
  Evergreen Short-Intermediate Municipal Fund........     11
  Keystone Tax Free Income Fund......................     13
Schedule of Investments
  Evergreen High Grade Tax Free Fund.................     16
  Evergreen Short-Intermediate Municipal Fund........     20
  Keystone Tax Free Income Fund......................     22
Statements of Assets and Liabilities.................     27
Statements of Operations.............................     28
Statements of Changes in Net Assets..................     30
Combined Notes to Financial Statements...............     33
Report of Independent Accountants-- Price Waterhouse
  LLP................................................     39
Independent Auditors' Report-- KPMG Peat Marwick
  LLP................................................     41

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                              EVERGREEN KEYSTONE
                                                                         (logo)
                             LETTER TO SHAREHOLDERS
                                   July 1997

                           (Photo of William M. Ennis)

                                WILLIAM M. ENNIS

Dear Shareholders:

They don't have the glamour or the impressive recent returns of stock funds, but municipal bond funds quietly have been doing their job for the past three years. In fact, the average annual return of the Lehman Brothers Municipal Bond Index for the three years that ended on May 31, 1997 was 7.32%. Considering the tax advantages and relatively low volatility of municipal bonds and the modest inflation we have been enjoying, that is nothing to ignore. In fact, on May 31, the average AAA-rated 30-year municipal bond was yielding 5.50%. For investors in the 31% federal income tax bracket, that's equivalent to a before-federal-taxes yield of 7.97% on a taxable bond at a time when the 30-year Treasury bond was yielding less than 7%.

The outlook for municipal bonds is no less encouraging. Thanks to factors that include the careful monetary policy of the Federal Reserve Board and the increasing productivity of American industry, we continue to expect a sustained economic environment of moderate growth, contained inflation, low unemployment, and stable interest rates. That is an ideal climate for bond investing in general, and municipal bond investing in particular, especially considering the rather limited supply of new municipal bonds available in the market. During 1996, new municipal bond issuance totaled $185 billion, compared to the $292 billion peak in 1993. In the face of this limited supply, an increase in demand for municipal bonds could have a favorable impact on performance.

It is easy to believe we could see an increase in demand. As stock market prices reach record highs in late spring and early summer, it makes more and more sense for investors to allocate at least a portion of their portfolios into bond funds. That makes sense for both diversification purposes and for risk reduction reasons. For investors in higher income tax brackets, municipal bond funds make even more sense. At Evergreen Keystone, we also believe it is important for investors to remain in close touch with their professional advisers for guidance on changing markets and strategies.

I am delighted to inform you that Evergreen Keystone successfully integrated all service functions of the Evergreen and Keystone Funds in early May. This means that you now have full exchange privileges among all Evergreen and Keystone America Funds. In addition, you will be receiving the top-flight shareholder service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide honest, thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome any suggestions you may have.

                                         Sincerely,

                                         /s/ William M. Ennis
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

(logo)                              EVERGREEN
                             HIGH GRADE TAX FREE FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

ONE YEAR PERFORMANCE             CLASS A      CLASS B       CLASS Y
One year with sales charge        1.90%        1.19%        7.25%
One year w/o sales charge         6.99%        6.19%        7.25%
One year dividends per share      50.2(cents)  42.1(cents)  52.0(cents)
30-day SEC Yield
  (as of 5/31/97)                 4.19%        3.63%        4.66%


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS Y
Three years                       5.11%   5.16%    7.10%
Five years                        5.75%    N/A      N/A
Since Inception*                  6.00%   5.13%    5.11%

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS Y
Nine months w/o sales charge      5.13%    4.55%    5.32%
Three years                      16.13%   16.30%   22.83%
Five years                       32.24%     N/A      N/A
Since Inception*                 36.01%   24.55%   17.64%

 * CLASS A BEGAN 2/21/92; CLASS B BEGAN 1/11/93;
   CLASS Y BEGAN 2/28/94

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $102.1 million
Average Credit Quality          AAA
Average Maturity                12.3 years
Average Duration                8.2 years

PORTFOLIO COMPOSITION                                               MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)


(Pie chart appears here with the following plot points.)

Hospital                 14.8%
Ports                     9.4%
Industrial Development
  (pollution control)      8.5%
Electric                  8.0%
General Obligation
  (schools)               8.8%
Water/Sewer               6.5%
Airport                   6.2%
Industrial Development    5.3%
Housing                   4.9%
Pre-refunded              4.6%
General Obligation
  (municipalities)        3.8%
General Obligation        3.8%
Toll Roads                3.3%
Other                    12.1%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen High Grade Tax Free Fund seeks income exempt from federal income taxes while conserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund seeks its objective by investing in insured municipal securities and municipal securities rated high grade by independent bond rating services. The portfolio management team will, in seeking the Fund's objectives, buy and sell securities to effect changes in portfolio maturities and to change allocations among different sectors. Insured bonds are bonds insured as to timely payment of principal and interest. The Fund itself is not insured, nor is the value of its shares guaranteed. Insured bonds must be insured by a municipal bond insurance company which is rated AAA by Standard & Poors Ratings Group (S&P) and/or Aaa by Moody's Investors Service, Inc., (Moody's). Bonds that are considered high grade are rated A or better by S&P or Moody's or, if unrated, are considered of comparable quality as determined by the Fund's investment advisor.

PORTFOLIO MANAGEMENT TEAM

(Photo of         James T. Colby, III, the Senior Portfolio Manager, is a Vice
James T. Colby,   President and Senior Portfolio Manager of Evergreen Asset
III)              Management. He also is Senior Portfolio Manager for Evergreen
                  U.S. Government Securities Fund and is co-manager of the Evergreen Tax Strategic Foundation Fund. Prior to joining
                  Evergreen in 1992, Mr. Colby was Vice President and Senior
                  Portfolio Manager for $5 billion in tax-exempt holdings at American Express. Mr. Colby also has served in portfolio management capacities at Marinvest, a subsidiary of Marine
                  Midland Bank. He is a graduate of Brown University, and holds an MBA from Hofstra University. In 1996, Mr. Colby was
                  Chairman of the Municipal Bond Buyers Conference.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen High Grade Tax Free Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semiannual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so it now will end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe your Fund performed well as a high quality municipal bond fund during a period marked by short-term interest rate volatility. The charts and tables on page 2 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen High Grade Tax Free Fund is managed with a long-term view, with the goal of providing federally tax-free income from insured and high quality municipal bonds while protecting principal. We do not structure the portfolio in anticipation of short-term movements in interest rates, but try to employ strategies that build value over time based on longer-term trends in the municipal bond market. The nine-month period that ended on May 31 was a generally favorable period for municipal bond investing. During this period, we kept the maturities of bonds in the portfolio relatively consistent, with average maturities remaining in the 12-to-16 year range, and average duration in the 7-to-9-year range. This policy proved successful during a time when long-term interest rates, despite some short-term volatility, remained in a consistent trading range of 6 1/2% to 7%.

Your Fund is required to invest at least 65% of net assets in high grade municipal bonds. In fact, the Fund held 87% of net assets in insured municipal bonds, with 95% of net assets AAA-rated at the end of the period. The bonds are insured for the timely payment of principal and interest. The value of insured bonds can fluctuate. The Fund itself is not insured. The Fund does not search for opportunities among bonds that are below investment grade.

Evergreen High Grade Tax Free Fund invests in different sectors of the market based upon evolving trends. For example, two sectors-- the hospital/health care and the electric utility sectors-- have experienced changes which affected portfolio strategy recently. In the hospital sector, the process of consolidation has left behind the weaker institutions which we have pointedly avoided. We hold only the dominant regional facilities or those aligned with strong national systems, which we believe have the strongest potential to survive the new era of competition. Accordingly, we have increased the Fund's allocation to 14.8% of the net assets. Conversely, the impact of deregulation and competition upon municipal utilities is less clear and we have decreased the Fund's allocation to this sector to 7.9%, though we will closely monitor important legislation pending in states on the east and west coasts which may soon set new strategic parameters for this sector. For comparison, three years ago this Fund's relative weightings of these two sectors would have been reversed.

OUTLOOK

Looking ahead, we continue to see a favorable investment environment for municipal bonds. We anticipate long-term interest rates, as represented by the benchmark 30-year U.S. Treasury Bond, to trade in the 6-to-7% range, with relatively firm economic growth and stable inflation.

Within this environment, we will continue our strategy of seeking to provide as reasonable a yield as is possible, without assuming significant market risks by extending maturities. At the same time, we will continue to monitor changes in the municipal bond industry and put in place further strategies that have the potential to benefit from evolving trends.

Thank you for your support of the Evergreen High Grade Tax Free Fund.

Sincerely,

/s/ James T. Colby, III
JAMES T. COLBY, III
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER
Evergreen Asset Management Corp.

                                    EVERGREEN
(logo)                    SHORT-INTERMEDIATE MUNICIPAL FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

     ONE YEAR PERFORMANCE       CLASS A        CLASS B      CLASS Y
One year with sales charge        0.92%        1.51%        4.62%
One year w/o sales charge         4.31%        3.49%        4.62%
One year dividends per share      39.7(cents)  30.7(cents)  40.7  (cents)
30-day SEC Yield
  (as of 5/31/97)                 3.74%        2.94%        3.93%


AVERAGE
ANNUAL RETURNS**                CLASS A   CLASS B  CLASS Y
Three years                        N/A      N/A     3.95%
Five years                         N/A      N/A     4.44%
Since Inception*                  3.40%    2.76%    4.88%

     CUMULATIVE RETURNS**       CLASS A   CLASS B  CLASS Y
Nine months w/o sales charge      3.08%    2.49%    3.36%
Three years                        N/A      N/A    12.33%
Five years                         N/A      N/A    24.26%
Since Inception*                  8.38%    6.76%   30.24%

 * CLASSES A AND B BEGAN 1/5/95; CLASS Y BEGAN 7/17/91. SINCE
  INCEPTION RETURN FOR CLASS Y SHARES REFLECTS TOTAL RETURN FROM
  11/18/91 WHEN THE FUND CHANGED TO A FLUCTUATING NET ASSET VALUE FUND.

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $45.1 million
Average Credit Quality          AA
Average Maturity                2.7 years
Average Duration                2.4 years

PORTFOLIO QUALITY                                                   MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

NR                  2.25%
AAA                45.52%
AA                 37.37%
A                  12.63%
BBB                 2.23%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Short-Intermediate Municipal Fund seeks income that is exempt from federal income taxes, while preserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund invests in high-quality and upper medium-quality municipal bonds. The average maturity of bonds in the portfolio is expected to be between two and five years.

PORTFOLIO MANAGEMENT TEAM

(Photo of Steven  Steven C. Shachat, Portfolio Manager of Evergreen
C. Shachat)       Short-Intermediate Municipal Fund, has been a member of the investment team of Evergreen Asset Management team since 1988, concentrating on short-term tax exempt investments. He also is manager of the Evergreen Tax-Exempt Money Market Fund and the Evergreen Short-Intermediate Municipal Fund-California. Prior to joining Evergreen, Mr. Shachat served at Mitchell Hutchins
                  Asset Management, Inc., a subsidiary of Paine Webber, Inc., as a Portfolio Manager in the tax-exempt area. Earlier, he served at Donald Sheldon & Co., a firm specializing in tax-exempt securities. Mr. Shachat is a graduate of Boston University.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen Short-Intermediate Municipal Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semiannual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so that it now will end each May
31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semiannual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe the Fund performed satisfactorily, consistent with its objective, which is to seek to provide as high a level of income, exempt from federal income taxes other than the alternative minimum tax, as is consistent with preserving capital and providing liquidity. The tables on page 4 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen Short-Intermediate Municipal Fund, in the face of a significant amount of near-term interest rate volatility, maintained a laddered structure of its portfolio securities. This strategy, which seeks to maintain as stable a price as possible, is one in which the maturities of the portfolio are spread throughout the range in which the Fund invests. There is not an over-emphasis on securities that are on either the long end or the short end of the range. The allocation of the maturity dates of the Fund's portfolio securities is illustrated in the pie chart on this page. As interest rates changed during the period, your Fund was able to use the proceeds from the minority of securities which had matured to re-invest at current market rates.

An additional factor which contributed to your Fund's dividend income was the employment of a strategy to seek opportunities in sectors that we believed may have been undervalued. One example is the healthcare sector, where a series of consolidations and mergers among hospitals and other health care delivery institutions have

PORTFOLIO MATURITIES                                                MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

0-1 years               17  %
1-2 years               19.8%
2-3 years               11.8%
3-4 years               21.4%
4-5 years               24.4%
5-7 years                5.6%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

helped some previously weaker institutions become stronger. This made bonds issued by these institutions more attractive, given the institutions' new strength. Another area in which we increased the Fund's emphasis was in general obligation bonds, backed by the full taxing ability of municipalities and other public agencies.

The Fund continues to maintain an emphasis on quality, with an average credit rating of AA at the end of the period.

OUTLOOK

We anticipate the demand for municipal bonds in the short-to-intermediate maturity range to continue to be strong. At a time of some uncertainty over the direction of interest rates, at least for the near term, investors appear to want to take a conservative approach and maintain short-to-intermediate term securities in their portfolios. We believe the potential implications are that these securities should continue to exhibit relatively stable prices because of the strong demand, but that yields available may not rise significantly.

Thank you for your support of Evergreen Short-Intermediate Municipal Fund.

Sincerely,
/s/ Steven C. Shachat
STEVEN C. SHACHAT
PORTFOLIO MANAGER
Evergreen Asset Management Corp.

                                     KEYSTONE
 (logo)                        TAX FREE INCOME FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

ONE YEAR PERFORMANCE             CLASS A       CLASS B      CLASS C
One year with sales charge        1.80%        1.03%        5.03%
One year w/o sales charge         6.88%        6.03%        6.03%
One year dividends per share      50.7(cents)  43.5(cents)  43.5  (cents)
30-day SEC Yield
  (as of 5/31/97)                 4.58%        4.05%        4.05%


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS C
Three years                       4.39%    4.39%    5.26%
Five years                        4.64%     N/A      N/A
Ten years                         6.23%     N/A      N/A
Since Inception*                   N/A     3.84%    4.22%

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS C
Six months w/o sales charge       1.34%    0.97%    0.97%
Three years                      13.75%   13.76%   16.63%
Five years                       25.44%     N/A      N/A
Ten years                        83.03%     N/A      N/A
Since Inception*                   N/A    17.73%   19.61%

 * CLASS A BEGAN 2/13/87. CLASS B AND CLASS C BEGAN 2/1/93.

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE. FOR CLASSES WITH
   MORE THAN 10-YEAR HISTORY, THE 10-YEAR HISTORY IS PRESENTED.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $113.3 million
Average Credit Quality          AA+
Average Maturity                17 years
Average Duration                8 years

PORTFOLIO QUALITY                                                   MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

AAA                 62.8%
NR                   5.0%
A                    9.5%
AA                  10.5%
BBB                 12.2%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Keystone Tax Free Income Fund seeks the highest possible current income exempt from federal taxes, while preserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund invests in high quality municipal bonds from different regions of the country. In pursuing the Fund's objective, the portfolio management team may make adjustments in the portfolio's maturity, asset allocation among sectors, or credit quality. When targeting investments, the portfolio management team seeks out bonds that meet high standards for safety and creditworthiness. These bonds are principally rated within the four highest grades by established rating agencies. Keystone's fixed income analysts also conduct extensive in-house research and regularly monitor bonds in the portfolio.

PORTFOLIO MANAGEMENT
(Photo of Betsy   Betsy A. Hutchings, a Senior Vice President and Group Leader
A. Hutchings)     of the Municipal Bond Team of Keystone Investment Management
                  Company, is Portfolio Manager of the Fund. A professional with more than 15 years' experience in investment management, Ms.
                  Hutchings also is Portfolio Manager of Keystone Tax Free Fund.
                  Prior to joining Keystone in 1988, Ms. Hutchings served in portfolio management and research positions at Scudder Stevens
                  & Clark, New York, and John Nuveen & Co., Chicago. Ms.
                  Hutchings is active in the Boston Municipal Analysts Forum and the Municipal Bond Buyers Conference. She is a graduate of Wheaton College.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Shareholders:
We are pleased to report on Keystone Tax Free Income Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received an annual report for the fiscal period that ended November 30, 1996. We have changed your Fund's fiscal year so that it will now end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are being placed on the same fiscal year cycle, and information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semi-annual report for the period ending November 30, 1997. You should expect to receive it in January 1998.
PERFORMANCE
We believe your Fund performed satisfactorily in a challenging interest rate environment over the past six months. During this period, rates moved down and then up before ending at approximately the same point as they began. The bond market in general was vigilant about a possible pickup of inflation and the potential of higher interest rates. In fact, after interest rates fell during late 1996 and very early 1997, they started to rise again in February and March, hurting the prices of bonds in general, including municipal bonds.
STRATEGY
In this changing environment, we managed your Fund conservatively, as we both shortened the overall maturity of portfolio holdings and upgraded the average quality of the bonds. At the same time as we were reducing the interest rate risk by selling longer maturity bonds into the market as rates were falling, we were also reducing credit risk by improving overall quality. This quality upgrade was achieved by paring back BBB-rated and nonrated bonds and using the proceeds to buy higher quality holdings, principally AAA-rated bonds. During the past 12 months, the percentage of AAA-rated holdings in the portfolio went from 40% to 54%.
Through the full 12-month period, the average maturity of bond holdings was reduced from 18.5 years to 17 years, while the average credit quality was increased from AA- to AA+.
We pursued these tactics with two objectives:
(Bullet) To lock-in gains through the sale of bonds that had performed well. (Bullet) To position the Fund more defensively by lowering both interest rate risk and credit risk.
OUTLOOK
Looking forward, we are positive about the investment environment for municipal bonds. On a technical basis, the demand for bonds is strong, with a relatively limited

PORTFOLIO COMPOSITION                                               MAY 31, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears with the following plot points)

General Obligations               16.6%
Hospital                          14.0%
Water & Sewer                     12.9%
Electric                           8.5%
Transportation                     8.0%
Industrial Development
  (pollution control)              7.1%
Pre-Refunded                       6.9%
Housing                            6.5%
Education                          6.4%
Airports                           4.8%
Solid Waste                        1.3%
Other                              7.0%


supply of available bonds as public agencies in general have been restrained in borrowing. On an after-tax, after-inflation basis, municipal bonds continue to appear to be an attractive value. At the close of the period, for example, an AA-rated 30-year municipal bond was yielding 85% of the yield of a 30-year Treasury bond.
On a fundamental economic basis, the overall economy is growing at a moderate basis, with inflation well under control. Shorter-term, fixed income investors can be expected to continue to watch nervously for signs of inflation, and there may be some month-to-month interest rate volatility. Longer term, we see more reason for stability in interest rates, as it appears that the policies of the Federal Reserve Board have been successful in keeping inflation well under control.
With this outlook, we continue to emphasize the income from higher quality bonds in the 15-to-20-year maturity range and to be guardedly optimistic.
Thank you for your support of Keystone Tax Free Income Fund.

Sincerely,

/s/ Albert H. Elfner, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/ Betsy A. Hutchings
BETSY A. HUTCHINGS
SENIOR VICE PRESIDENT
HEAD, MUNICIPAL BOND GROUP
Keystone Investment Management Company

                                EVERGREEN KEYSTONE
(logo)
                             GROWTH OF INVESTMENTS

                       EVERGREEN HIGH GRADE TAX FREE FUND

Comparisons of a $10,000 investment in Evergreen High Grade Tax Free Fund, Class A shares, versus a similar investment in the Lehman Brothers Insured Bond Index (LBIBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      1.90%         5.75%             6.00%
Class B      1.19%         --                5.13%
Class Y      7.25%         --                5.11%

(Line graph appears here with the following plot points.)

                2/92     5/92      5/93      5/94      5/95      5/96      5/97
Class A Shares  (PLEASE FILL IN)                                         $13,601
CPI             (PLEASE FILL IN)                                         $11,591
LBIBI           (PLEASE FILL IN)                                         $14,607

Past performance is no guarantee of future results. The performance of each class may vary baed on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Insured Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.


                    EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND

Comparisons of a $10,000 investment in Evergreen Short-Intermediate Municipal Fund, Class A shares, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      0.92%         --                3.40%
Class B      1.51%         --                2.76%
Class Y      4.62%         4.44%             4.88%

(Line graph appears here with the following plot points.)

                1/95     5/95      11/95      5/96      11/96      5/97
Class A Shares  (PLEASE FILL IN)                                  $10,695
CPI             (PLEASE FILL IN)                                  $10,838
LB3YMBI         (PLEASE FILL IN)                                  $11,560

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.



                          KEYSTONE TAX FREE INCOME FUND

Comparisons of a $10,000 investment in Keystone Tax Free Income Fund,
Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LMBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year     10 Year   Life of Class
Class A      1.80%         4.64%       6.23%        --
Class B      1.03%         --          --         3.84%
Class Y      5.03%         --          --         4.22%

(Line graph appears here with the following plot points.)

                5/97     5/88      5/89      5/90      5/91      5/92      5/93     5/94     5/95     5/96     5/97
Class A Shares  (PLEASE FILL IN)                                                                              $18,303
CPI             (PLEASE FILL IN)                                                                              $14,158
LMBI            (PLEASE FILI IN)                                                                              $22,346

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Municipal Bond
Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             EIGHT
                                                                             MONTHS
                                           NINE MONTHS       YEAR ENDED      ENDED              YEAR ENDED
                                              ENDED          AUGUST 31,    AUGUST 31,          DECEMBER 31,
                                         MAY 31, 1997 (a)       1996        1995 (d)         1994        1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...       $  10.72         $  10.69      $   9.79        $ 11.16    $  10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.37             0.52          0.34           0.52        0.54
Net realized and unrealized gain
  (loss) on investments...............           0.17             0.03          0.90          (1.37)       0.81
Total from investment operations......           0.54             0.55          1.24          (0.85)       1.35
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.37)           (0.52)        (0.34)         (0.52)      (0.54)
Net realized gains on investments.....              0                0             0              0       (0.07)
Total distributions...................          (0.37)           (0.52)        (0.34)         (0.52)      (0.61)
NET ASSET VALUE END OF PERIOD.........       $  10.89         $  10.72      $  10.69        $  9.79    $  11.16
Total return (c)......................           5.13%            5.21%        12.83%         (7.71%)     13.25%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           1.03%(b)         0.89%         1.06%(b)       1.01%       0.85%
  Total expenses excluding indirectly
    paid expenses.....................           1.03%(b)           --            --             --          --
  Total expenses excluding waivers and
    reimbursements....................           1.11%(b)         1.09%         1.09%(b)       1.02%       1.07%
  Net investment income...............           4.60%(b)         4.78%         4.93%(b)       5.04%       4.99%
Portfolio turnover rate...............            114%              65%           27%            53%         14%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................       $ 45,814         $ 50,569      $ 58,751        $57,676    $101,352

                                         FEBRUARY 21, 1992
                                           (COMMENCEMENT
                                        OF CLASS OPERATIONS)
                                              THROUGH
                                         DECEMBER 31, 1992
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................            0.51
Net realized and unrealized gain
  (loss) on investments...............            0.42
Total from investment operations......            0.93
LESS DISTRIBUTIONS FROM:
Net investment income.................           (0.51)
Net realized gains on investments.....               0
Total distributions...................           (0.51)
NET ASSET VALUE END OF PERIOD.........        $  10.42
Total return (c)......................            9.48%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................            0.49%(b)
  Total expenses excluding indirectly
    paid expenses.....................              --
  Total expenses excluding waivers and
    reimbursements....................            1.11%(b)
  Net investment income...............            5.79%(b)
Portfolio turnover rate...............               7%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................        $ 90,738

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 EIGHT MONTHS
                                            NINE MONTHS                              ENDED         YEAR ENDED
                                               ENDED            YEAR ENDED        AUGUST 31,      DECEMBER 31,
                                          MAY 31, 1997 (a)    AUGUST 31, 1996      1995 (d)           1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD....       $  10.72            $ 10.69           $  9.79         $  11.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................           0.31               0.44              0.29             0.46
Net realized and unrealized gain (loss)
  on investments.......................           0.17               0.03              0.90            (1.37)
Total from investment operations.......           0.48               0.47              1.19            (0.91)
LESS DISTRIBUTIONS FROM
Net investment income..................          (0.31)             (0.44)            (0.29)           (0.46)
Net realized gain on investments.......              0                  0                 0                0
Total Distributions....................          (0.31)             (0.44)            (0.29)           (0.46)
NET ASSET VALUE END OF PERIOD..........       $  10.89            $ 10.72           $ 10.69         $   9.79
Total return (c).......................           4.55%              4.42%            12.27%           (8.24%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................           1.78%(b)           1.64%             1.81%(b)         1.58%
  Total expenses excluding indirectly
    paid expenses......................           1.78%(b)             --                --               --
  Total expenses excluding waivers and
    reimbursements.....................           1.86%(b)           1.84%             1.84%(b)         1.59%
  Net investment income................           3.85%(b)           4.03%             4.18%(b)         4.47%
Portfolio turnover rate................            114%                65%               27%              53%
NET ASSETS END OF PERIOD
  (THOUSANDS)..........................       $ 31,874            $32,221           $34,206         $ 32,435

                                           JANUARY 11, 1993
                                             (COMMENCEMENT
                                         OF CLASS OPERATIONS)
                                               THROUGH
                                          DECEMBER 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD....        $  10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................            0.47
Net realized and unrealized gain (loss)
  on investments.......................            0.81
Total from investment operations.......            1.28
LESS DISTRIBUTIONS FROM
Net investment income..................           (0.47)
Net realized gain on investments.......           (0.07)
Total Distributions....................           (0.54)
NET ASSET VALUE END OF PERIOD..........        $  11.16
Total return (c).......................           12.52%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................            1.35%(b)
  Total expenses excluding indirectly
    paid expenses......................              --
  Total expenses excluding waivers and
    reimbursements.....................            1.57%(b)
  Net investment income................            4.44%(b)
Portfolio turnover rate................              14%
NET ASSETS END OF PERIOD
  (THOUSANDS)..........................        $ 41,030

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                                                                 NINE MONTHS          YEAR       EIGHT MONTHS
                                                                    ENDED            ENDED          ENDED
                                                                   MAY 31,         AUGUST 31,     AUGUST 31,
                                                                   1997 (a)           1996         1995 (c)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $  10.72         $  10.69       $   9.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.39             0.55           0.36
Net realized and unrealized gain (loss) on investments......           0.17             0.03           0.90
Total from investment operations............................           0.56             0.58           1.26
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME...............          (0.39)           (0.55)         (0.36)
NET ASSET VALUE END OF PERIOD...............................       $  10.89         $  10.72       $  10.69
Total return................................................           5.32%            5.47%         13.02%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.78%(b)         0.64%          0.81%(b)
  Total expenses excluding indirectly paid expenses.........           0.78%(b)           --             --
  Total expenses excluding waivers and reimbursements.......           0.86%(b)         0.84%          0.84%(b)
  Net investment income.....................................           4.85%(b)         5.03%          5.18%(b)
Portfolio turnover rate.....................................            114%              65%            27%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 24,441         $ 25,112       $ 25,079

                                                               FEBRUARY 28, 1994
                                                                 (COMMENCEMENT
                                                              OF CLASS OPERATIONS)
                                                                    THROUGH
                                                               DECEMBER 31, 1994
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................         $10.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.46
Net realized and unrealized gain (loss) on investments......          (1.14)
Total from investment operations............................          (0.68)
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME...............          (0.46)
NET ASSET VALUE END OF PERIOD...............................         $ 9.79
Total return................................................          (6.29%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.76%(b)
  Total expenses excluding indirectly paid expenses.........             --
  Total expenses excluding waivers and reimbursements.......           0.77%(b)
  Net investment income.....................................           5.46%(b)
Portfolio turnover rate.....................................             53%
NET ASSETS END OF PERIOD (THOUSANDS)........................         $4,318

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) The Fund changed its fiscal year end from December 31 to August 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  JANUARY 5, 1995
                                                                                                                   (COMMENCEMENT
                                                                           NINE MONTHS                          OF CLASS OPERATIONS)
                                                                              ENDED            YEAR ENDED             THROUGH
                                                                         MAY 31, 1997 (a)    AUGUST 31, 1996      AUGUST 31, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................        $10.08             $ 10.17               $ 9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.30                0.43                 0.30
Net realized and unrealized gain (loss) on investments................          0.01               (0.09)                0.20
Total from investment operations......................................          0.31                0.34                 0.50
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.........................         (0.30)              (0.43)               (0.30)
NET ASSET VALUE END OF PERIOD.........................................        $10.09             $ 10.08               $10.17
Total return (c)......................................................          3.08%               3.37%                5.09%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          0.84%(b)            0.80%                0.70%(b)
  Total expenses excluding indirectly paid expenses...................          0.83%(b)              --                   --
  Total expenses excluding waivers and reimbursements.................          0.96%(b)            1.11%                1.14%(b)
  Net investment income...............................................          3.94%(b)            4.05%                4.32%(b)
Portfolio turnover rate...............................................            34%                 29%                  80%
NET ASSETS END OF PERIOD (THOUSANDS)..................................        $6,072             $27,722               $6,820

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.

                                                                                                                  JANUARY 5, 1995
                                                                                                                   (COMMENCEMENT
                                                                           NINE MONTHS                          OF CLASS OPERATIONS)
                                                                              ENDED            YEAR ENDED             THROUGH
                                                                         MAY 31, 1997 (a)    AUGUST 31, 1996      AUGUST 31, 1995
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................        $10.08             $ 10.17               $ 9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.23                0.34                 0.24
Net realized and unrealized gain (loss) on investments................          0.02               (0.09)                0.20
Total from investment operations......................................          0.25                0.25                 0.44
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.........................         (0.23)              (0.34)               (0.24)
NET ASSET VALUE END OF PERIOD.........................................        $10.10             $ 10.08               $10.17
Total return (c)......................................................          2.49%               2.44%                4.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          1.73%(b)            1.67%                1.58%(b)
  Total expenses excluding indirectly paid expenses...................          1.73%(b)              --                   --
  Total expenses excluding waivers and reimbursements.................          1.86%(b)            2.07%                2.26%(b)
  Net investment income...............................................          3.04%(b)            3.28%                3.50%(b)
Portfolio turnover rate...............................................            34%                 29%                  80%
NET ASSETS END OF PERIOD (THOUSANDS)..................................        $6,742             $ 7,413               $6,050

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           NINE MONTHS
                                              ENDED                         YEAR ENDED AUGUST 31,
                                         MAY 31, 1997 (a)     1996       1995       1994       1993      1992 (c)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...       $  10.07        $ 10.17    $ 10.21    $ 10.58    $ 10.33    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.30           0.43       0.46       0.47       0.49        0.51
Net realized and unrealized gain
  (loss) on investments...............           0.03          (0.10)     (0.04)     (0.32)      0.25        0.33
Total from investment operations......           0.33           0.33       0.42       0.15       0.74        0.84
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.30)         (0.43)     (0.46)     (0.47)     (0.49)      (0.51)
In excess of net investment income....              0              0          0      (0.03)         0           0
Net realized gain on investments......              0              0          0      (0.02)         0           0
Total distributions...................          (0.30)         (0.43)     (0.46)     (0.52)     (0.49)      (0.51)
NET ASSET VALUE END OF PERIOD.........       $  10.10        $ 10.07    $ 10.17    $ 10.21    $ 10.58    $  10.33
Total return..........................           3.36%          3.30%      4.20%      1.40%      7.40%       8.56%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.74%(b)       0.70%      0.74%      0.58%      0.40%       0.17%
  Total expenses excluding indirectly
    paid expenses.....................           0.73%(b)         --         --         --         --          --
  Total expenses excluding waivers and
    reimbursements....................           0.86%(b)       0.90%      0.86%      0.83%      0.81%       0.86%
  Net investment income...............           4.04%(b)       4.27%      4.52%      4.54%      4.73%       4.85%
Portfolio turnover rate...............             34%            29%        80%        32%        37%         57%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................       $ 32,293        $34,893    $40,581    $53,417    $66,607    $ 54,470

                                           JULY 17, 1991
                                           (COMMENCEMENT
                                        OF CLASS OPERATIONS)
                                              THROUGH
                                        AUGUST 31, 1991 (c)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.06
Net realized and unrealized gain
  (loss) on investments...............              0
Total from investment operations......           0.06
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.06)
In excess of net investment income....              0
Net realized gain on investments......              0
Total distributions...................          (0.06)
NET ASSET VALUE END OF PERIOD.........         $10.00
Total return..........................           0.62%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.00%(b)
  Total expenses excluding indirectly
    paid expenses.....................             --
  Total expenses excluding waivers and
    reimbursements....................           1.40%(b)
  Net investment income...............           4.93%(b)
Portfolio turnover rate...............             --
NET ASSETS END OF PERIOD
  (THOUSANDS).........................         $4,025

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized
(c) On November 18, 1991, the Fund was changed to a diversified municipal bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares outstanding and the related per share data as of August 31, 1991 are restated to reflect both a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          SIX MONTHS
                                                                            ENDED              YEAR ENDED NOVEMBER 30,
                                                                       MAY 31, 1997 (a)    1996 (f)    1995 (f)     1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................       $   9.90        $  10.05    $   8.93    $ 10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.24            0.51        0.51       0.51
Net realized and unrealized gain (loss) on investments and
  futures contracts.................................................          (0.11)          (0.14)       1.13      (1.28)
Total from investment operations....................................           0.13            0.37        1.64      (0.77)
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.24)          (0.52)      (0.51)     (0.52)
In excess of net investment income..................................          (0.01)              0(e)    (0.01)         0
Net realized gain on investments....................................              0               0           0          0
Tax basis return of capital.........................................              0               0           0      (0.03)
Total distributions.................................................          (0.25)          (0.52)      (0.52)     (0.55)
NET ASSET VALUE END OF PERIOD.......................................       $   9.78        $   9.90    $  10.05    $  8.93
Total return (c)....................................................           1.34%           3.83%      18.71%     (7.81%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           1.19%(b)        1.13%       1.19%      1.13%
  Total expenses excluding indirectly paid expenses.................           1.18%(b)        1.12%       1.18%        --
  Net investment income.............................................           4.85%(b)        5.21%       5.35%      5.27%
Portfolio turnover rate.............................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)................................       $ 72,629        $ 82,425    $ 94,183    $95,691

                                                                      YEAR ENDED
                                                                     NOVEMBER 30,
                                                                        1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................  $  10.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................      0.57
Net realized and unrealized gain (loss) on investments and
  futures contracts.................................................      0.36
Total from investment operations....................................      0.93
LESS DISTRIBUTIONS FROM:
Net investment income...............................................     (0.57)
In excess of net investment income..................................     (0.04)
Net realized gain on investments....................................     (0.24)
Tax basis return of capital.........................................         0
Total distributions.................................................     (0.85)
NET ASSET VALUE END OF PERIOD.......................................  $  10.25
Total return (c)....................................................      9.37%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................      1.21%
  Total expenses excluding indirectly paid expenses.................        --
  Net investment income.............................................      5.40%
Portfolio turnover rate.............................................        47%
NET ASSETS END OF PERIOD (THOUSANDS)................................  $124,102

                                                                                                                   FEBRUARY 13, 1987
                                                                                                                     (COMMENCEMENT
                                                                       YEAR ENDED NOVEMBER 30,                     OF OPERATIONS) TO
                                                         1992        1991        1990        1989        1988      NOVEMBER 30, 1987
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.................   $  10.13    $   9.94    $  10.24    $   9.96    $   9.64         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................       0.63        0.61        0.59        0.62        0.63            0.33
Net realized and unrealized gain (loss) on
  investments and futures contracts.................       0.30        0.31       (0.06)       0.34        0.37           (0.32)
Total from investment operations....................       0.93        0.92        0.53        0.96        1.00            0.01
LESS DISTRIBUTIONS FROM:
Net investment income...............................      (0.62)      (0.61)      (0.60)      (0.63)      (0.68)          (0.37)
In excess of net investment income..................          0           0       (0.03)          0           0               0
Net realized gain on investments....................      (0.27)      (0.12)      (0.20)      (0.05)          0               0
Tax basis return of capital.........................          0           0           0           0           0               0
Total distributions.................................      (0.89)      (0.73)      (0.83)      (0.68)      (0.68)          (0.37)
NET ASSET VALUE END OF PERIOD.......................   $  10.17    $  10.13    $   9.94    $  10.24    $   9.96         $  9.64
Total return (c)....................................       9.35%       9.59%       5.55%       9.97%      10.60%           0.17%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................       1.25%       1.58%       1.66%       1.62%       1.57%           1.00%(d)
  Total expenses excluding indirectly paid
    expenses........................................         --          --          --          --          --              --
  Net investment income.............................       6.02%       5.95%       6.03%       6.15%       6.13%           6.85%(d)
Portfolio turnover rate.............................         32%         37%         42%         49%        109%             67%
NET ASSETS END OF PERIOD (THOUSANDS)................   $120,660    $133,524    $146,335    $162,013    $179,191         $16,090

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.
(e) Reflects distributions in excess of net investment income which were under $0.01 per share.
(f) Calculation based on average shares outstanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 1997 (a)    1996 (e)    1995 (e)     1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $   9.81        $   9.97    $   8.88    $ 10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.19            0.44        0.44       0.45
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          (0.10)          (0.16)       1.11      (1.29)
Total from investment operations............................           0.09            0.28        1.55      (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.20)          (0.44)      (0.45)     (0.50)
In excess of net investment income..........................          (0.01)              0(d)    (0.01)         0
Net realized gain on investments............................              0               0           0          0
Tax basis return of capital.................................              0               0           0      (0.03)
Total distributions.........................................          (0.21)          (0.44)      (0.46)     (0.53)
NET ASSET VALUE END OF PERIOD...............................       $   9.69        $   9.81    $   9.97    $  8.88
Total return (c)............................................           0.97%           2.99%      17.84%     (8.43%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.95%(b)        1.90%       1.96%      1.88%
  Total expenses excluding indirectly paid expenses.........           1.94%(b)        1.89%       1.94%        --
  Net investment income.....................................           4.09%(b)        4.44%       4.59%      4.60%
Portfolio turnover rate.....................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 28,822        $ 33,063    $ 33,449    $28,860

                                                              FEBRUARY 1, 1993
                                                              (DATE OF INITIAL
                                                              PUBLIC OFFERING)
                                                              TO NOVEMBER 30,
                                                                    1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................      $  10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          0.37
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          0.30
Total from investment operations............................          0.67
LESS DISTRIBUTIONS FROM:
Net investment income.......................................         (0.37)
In excess of net investment income..........................         (0.08)
Net realized gain on investments............................         (0.24)
Tax basis return of capital.................................             0
Total distributions.........................................         (0.69)
NET ASSET VALUE END OF PERIOD...............................      $  10.25
Total return (c)............................................          6.59%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................          1.96%(b)
  Total expenses excluding indirectly paid expenses.........            --
  Net investment income.....................................          4.42%(b)
Portfolio turnover rate.....................................            47%
NET ASSETS END OF PERIOD (THOUSANDS)........................      $ 14,091

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Reflects distributions in excess of net investment income which were under $0.01 per share.
(e) Calculation based on average shares outstanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 1997 (a)    1996 (e)    1995 (e)     1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $   9.81        $   9.97    $   8.88    $ 10.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.18            0.41        0.44       0.43
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          (0.09)          (0.13)       1.11      (1.27)
Total from investment operations............................           0.09            0.28        1.55      (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.20)          (0.44)      (0.45)     (0.51)
In excess of net investment income..........................          (0.01)              0(d)    (0.01)         0
Net realized gain on investments............................              0               0           0          0
Tax basis return of capital.................................              0               0           0      (0.03)
Total distributions.........................................          (0.21)          (0.44)      (0.46)     (0.54)
NET ASSET VALUE END OF PERIOD...............................       $   9.69        $   9.81    $   9.97    $  8.88
Total return (c)............................................           0.97%           2.99%      17.84%     (8.52%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.95%(b)        1.90%       1.96%      1.89%
  Total expenses excluding indirectly paid expenses.........           1.94%(b)        1.89%       1.94%        --
  Net investment income.....................................           4.09%(b)        4.44%       4.59%      4.52%
Portfolio turnover rate.....................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 11,879        $ 13,769    $ 20,386    $23,230

                                                              FEBRUARY 1, 1993
                                                              (DATE OF INITIAL
                                                              PUBLIC OFFERING)
                                                              TO NOVEMBER 30,
                                                                    1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................      $  10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          0.37
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          0.31
Total from investment operations............................          0.68
LESS DISTRIBUTIONS FROM:
Net investment income.......................................         (0.37)
In excess of net investment income..........................         (0.08)
Net realized gain on investments............................         (0.24)
Tax basis return of capital.................................             0
Total distributions.........................................         (0.69)
NET ASSET VALUE END OF PERIOD...............................      $  10.26
Total return (c)............................................          6.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................          1.94%(b)
  Total expenses excluding indirectly paid expenses.........            --
  Net investment income.....................................          4.41%(b)
Portfolio turnover rate.....................................            47%
NET ASSETS END OF PERIOD (THOUSANDS)........................      $ 27,261

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Reflects distributions in excess of net investment income which were under $0.01 per share.
(e) Calculation based on average shares oustanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- 97.4%
             ARIZONA-- 1.1%
$1,000,000   Creighton Elem. Sch. Dist.
               No. 14 of Maricopa Cnty.,
               Sch. Imp. Bonds (Proj. of
               1990), (Series C 1991),
               6.50%, 7/1/07, (FGIC)............. $  1,125,240
             CALIFORNIA-- 2.6%
 2,000,000   Redevelopment Agcy. of the
               City of San Jose Merged Area
               Redev. Proj., Tax Allocation
               Bonds, (Series 1993),
               6.00%, 8/1/15, (MBIA).............    2,144,880
   500,000   San Mateo Cnty. Joint Pwrs.
               Financing Auth. Lease RB
               (Capital Projs. Prog.), (1993
               Refunding Series A),
               6.50%, 7/1/16, (MBIA).............      560,505
                                                     2,705,385
             COLORADO-- 3.7%
             Arapahoe Cnty. Pub. Hwy.
               Auth. Capital Imp. Trust Fund
               Hwy. RB (E-470 Proj.):
 1,000,000   6.15%, 8/31/26, (MBIA)..............    1,053,890
             Sr. Current Interest Bonds,
 2,000,000   7.00%, 8/31/26......................    2,144,720
   500,000   School Dist. No. 1,
               City & Cnty. of Denver, GO
               Refunding Bonds, (Series
               1994A),
               6.50%, 6/1/10, (MBIA).............      560,370
                                                     3,758,980
             FLORIDA-- 1.1%
 1,000,000   Orange Cnty. Forida Hlth.
               Facs. Auth. Hosp. RB (Orlando
               Regional Healthcare Sys.),
               (Series 1996C),
               6.25%, 10/1/16, (MBIA)............    1,089,760
             GEORGIA-- 5.2%
   500,000   City of Atlanta Arpt. Facs.
               RRB, (Series 1994A),
               6.50%, 1/1/10, (AMBAC)............      557,990
 1,000,000   Metropolitan Atlanta Rapid
               Transit Auth. Georgia
               Refunding Second Indenture,
               (Series A),
               5.50%, 7/1/17, (MBIA).............      998,740

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             GEORGIA-- CONTINUED
             Municipal Elec. Auth. Georgia
               Spec. Oblig. Fifth Crossover
             Series Proj. One:
$1,000,000   6.40%, 1/1/13, (AMBAC).............. $  1,102,190
 2,400,000   6.50%, 1/1/17, (MBIA)...............    2,694,720
                                                     5,353,640
             HAWAII-- 3.7%
 2,500,000   Hawaii St., GO, (Series. CM),
               6.00%, 12/1/10, (FGIC)............    2,679,750
 1,000,000   State of Hawaii Arpt. Sys.
               RB, (Second Series of 1990),
               7.50%, 7/1/20, (FGIC).............    1,088,990
                                                     3,768,740
             IDAHO-- 0.9%
   845,000   Idaho Hsg. Agcy. Single
               Family Mtge. Bonds, (1994
               Series C-1 Sr. Bonds &
               Mezzanine Bonds),
               6.30%, 7/1/11.....................      869,657
             ILLINOIS-- 16.9%
 4,725,000   City of Chicago Wtr. RRB,
               (Series 1993),
               6.50%, 11/1/15, (FGIC)............    5,308,727
 2,150,000   City of Chicago GO Current
               Interest Bonds, (Proj. Series
               1995),
               6.13%, 1/1/16, (AMBAC)............    2,229,249
             Illinois Dev. Fin. Auth.
               Poll. Ctrl. RRB (Commonwealth
               Edison Co. Proj.):
             (Series 1991),
 2,000,000   7.25%, 6/1/11, (MBIA)...............    2,182,060
             (Series 1994D),
 3,000,000   6.75%, 3/1/15, (AMBAC)..............    3,293,160
 1,750,000   Illinois Hlth. Facs. Auth.
               Hlth. Facs. RRB (SSM Hlth.
               Care), (Series 1992AA),
               6.50%, 6/1/12, (MBIA).............    1,953,875
 5,625,000   Metropolitan Pier &
               Exposition Authority Illinois
               Refunding McCormick Place
               Expn, Project B, (Eff. Yield
               5.80%)(a),
               0.00%, 6/15/13, (MBIA)............    2,258,550
                                                    17,225,621

                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             INDIANA-- 3.5%
$ 1,000,000  Indiana Muni. Pwr. Agcy.,
             Pwr. Supply Sys. RRB, (1993
             Series B),
             6.00%, 1/1/13, (MBIA)............... $ 1,063,720
    700,000  Indiana Trans. Fin. Auth.
             Hwy. RB, (Series 1992A),
             6.80%, 12/1/16, (MBIA)..............     808,024

  1,500,000  Middle Sch. Bldg. Corp. of
             Lawrence Township of Marion
             Cnty., First Mtge. Bonds,
             6.88%, 7/5/11, (MBIA)...............    1,729,185
                                                     3,600,929

 1,000,000   LOUISIANA-- 1.3%
             Orleans Parish Louisiana,
               School Board RB
               9.05%, 2/1/10, (MBIA).............    1,339,390
 1,000,000   MAINE-- 1.1%
             Maine Turnpike Auth.,
               Turnpike RB, (Series 1994),
               7.13%, 7/1/08, (MBIA).............    1,171,010
 2,500,000   MARYLAND-- 2.4%
             Maryland St. GO, St. & Local
               Facilities, (First Series),
               5.00%, 3/1/10.....................    2,455,900

             MASSACHUSETTS-- 1.6%
   500,000   Massachusetts Hsg. Fin.
               Agcy., Hsg. Proj. RB, (1993
               Series A),
               6.15%, 10/1/15, (AMBAC)...........      508,015
 1,000,000     Massachusetts St., Refunding,
               (Series A),
               6.50%, 11/1/14, (AMBAC)...........    1,119,500
                                                     1,627,515

               MINNESOTA-- 0.5%
   490,000     Minnesota Hsg. Fin. Agcy.
               Single Family Mtge. Bonds,
               (1994 Series H),
               6.70%, 1/1/18.....................      514,397

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED

             NEW MEXICO-- 1.0%

             City of Albuquerque, Arpt. RB:
             (Series 1995 A),
$  500,000   6.35%, 7/1/07, (AMBAC)..............  $   540,220
$  500,000   (Series 1995 B),
             7.00%, 7/1/16, (AMBAC)..............      501,170
                                                     1,041,390

NEW YORK-- 11.2%
 1,000,000     Albany Cnty., Arpt. Auth.
               Arpt. Rev.,
               5.25%, 12/15/10, (FSA)............     980,990
 1,500,000     New York St. Housing Finance
               Agency Revenue, (Series 1994 B),
               6.35%, 8/15/23, (AMBAC)...........   1,538,700
 2,590,000     New York St. Local Government
               Assistance Corporation RB,
               (Prerefunded @ $102), (Series B),
               7.38%, 4/1/01.....................   2,895,076
 5,000,000     Port Auth. New York & New
               Jersey Special Obligation
               (for JFK Intl. Arrivals
               Terminal),
               6.25%, 12/1/10, (MBIA)............  5,453,950
   500,000     The Port Auth. of New York &
               New Jersey Consolidated Bonds
               Fifth Installment,
               (Ninety-Seventh Series),
               6.50%, 7/15/19, (FGIC)............     529,900
                                                    11,398,616

             NORTH DAKOTA-- 3.0%
 3,000,000     Mercer Cnty. Poll. Ctrl. RRB
               (Basin Elec. Pwr.
               Cooperative-Antelope Valley
               Unit 1 & Common Facs.),
               (Second 1995 Series),
               6.05%, 1/1/19, (AMBAC)............    3,107,910

             OHIO-- 3.3%
 1,000,000   Board of Ed., Kings Local
               Sch. Dist. (City of Warren)
               Sch. Imp. Bonds (Unltd. Tax
               GO), (Series 1995),
               7.50%, 12/1/16, (FGIC)............     1,254,130
 1,500,000   City of Toledo, GO (Ltd. Tax)
               Hsg. Imp. Bonds (Macy's
               Proj.), (Series 1995A),
               6.35%, 12/1/25, (MBIA)............     1,580,835

                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             OHIO-- CONTINUED
$  475,000   Ohio Hsg. Fin. Agcy.
               Residential Mtge. RB (GNMA
               Mortgage-Backed Securities
               Prog.), (1995 Series A-2),
               6.63%, 3/1/26.....................   $   490,252
                                                      3,325,217

             SOUTH CAROLINA-- 3.4%
 3,250,000     South Carolina St., Port
               Auth. RB, (Series 1991),
               6.63%, 7/1/11, (AMBAC)............     3,468,563
             SOUTH DAKOTA-- 4.2%
 4,000,000   South Dakota Hlth. & Edl.
               Facs. Auth. RRB (St. Luke's
               Midland Regional Med. Center
               Issue), (Series 1991),
               6.63%, 7/1/11, (MBIA).............     4,304,240
             TENNESSEE-- 3.1%
 1,200,000   The Hlth. & Edl. Facs. Board
               of the City of Bristol Hosp.
               RRB (Bristol Mem. Hosp.),
               (Series 1993),
               6.75%, 9/1/07, (FGIC).............     1,366,740
 1,700,000   The Hlth., Edl. & Hsg. Facs.
               Board of the Cnty. of Knox
               Hosp. RRB (Fort Sanders
               Alliance Obligated Group),
               (Series 1993),
               6.25%, 1/1/13, (MBIA).............     1,843,378
                                                      3,210,118

             TEXAS-- 4.4%
 1,500,000   City of Austin Arpt. Sys.
               Prior Lien RB, (Series 1995A),
               6.13%, 11/15/25, (MBIA)...........     1,533,060
 1,000,000   City of Houston Wtr.
               Conveyance Sys. Contract COP,
               (Series 1993H),
               7.50%, 12/15/14, (AMBAC)..........     1,221,290
 6,000,000   Harris County Texas, RB Toll
               Road, (Prerefunded @
               $53.836), (Eff. Yield 5.39%)(a),
               0.00%, 8/15/09, (AMBAC)...........     1,699,500
                                                      4,453,850

PRINCIPAL
  AMOUNT                                             VALUE
 LONG-TERM INVESTMENTS-- CONTINUED
             UTAH-- 3.6%
$2,500,000   Board of Ed. of Iron Cnty.
               Sch. Dist. GO Sch. Bldg.
               Bonds, (Series 1994),
               6.40%, 1/15/12, (MBIA)............   $2,675,325
 1,000,000   Salt Lake City, Salt Lake
               Cnty. Arpt. RB, (Series 1993A),
               6.00%, 12/1/12, (FGIC)............    1,030,860
                                                     3,706,185

             VIRGINIA-- 2.1%
2,000,000    Industrial Dev. Auth. of
               Hanover Hosp. RB (Mem.
               Regional Med. Center Proj. at
               Hanover Med. Park), (Series 1995),
               6.38%, 8/15/18, (MBIA)............    2,196,040

             WASHINGTON-- 2.6%
 2,500,000   City of Tacoma Elec. Sys.
               RRB, (Series 1994),
               6.25%, 1/1/15, (FGIC).............    2,619,825

             WEST VIRGINIA-- 0.5%
   500,000   West Virginia St. Hsg. Dev.
               Fund Hsg. Fin. (Series. A),
               6.05%, 5/1/27.....................      501,605

             WISCONSIN-- 7.3%
 4,500,000   City of Superior Ltd. Oblig.
               RRB (Midwest Energy Res. Co.
               Proj.), (Series E-1991),
               6.90%, 8/1/21, (FGIC).............    5,275,890
  2,000,000  Wisconsin Hlth. & Edl. Facs.
               Auth. RB (Wausau Hosps., Inc.
               Proj.), (Series 1991B),
               6.63%, 8/15/11, (AMBAC)...........    2,142,580
                                                     7,418,470

             PUERTO RICO-- 2.1%
   500,000   Commonwealth of Puerto Rico,
               Elec. Pwr. Auth. RRB,
               (Series Y),
               6.50%, 7/1/06, (MBIA).............      558,460
   500,000   Commonwealth of Puerto Rico,
               Hsg. Bank & Fin. Agcy.
               Affordable Hsg. Mtge. Subsidy
               Prog. Single Family Mtge. RB,
               Portfolio I,
               6.10%, 10/1/15,
               (Collateralized by GNMA, FNMA
               & FHLMC Certificates).............      506,220



                                  (CONTINUED)

                                       18


                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997


LONG-TERM INVESTMENTS-- CONTINUED
             PUERTO RICO-- CONTINUED
$1,000,000   Commonwealth of Puerto Rico,
               Elec. Pwr. Auth.,
               RB, (Series BB),
               6.25%, 7/1/10, (MBIA)............. $  1,100,720
                                                     2,165,400
             TOTAL LONG-TERM INVESTMENTS
               (COST $95,320,879)................   99,523,593

SHORT-TERM INVESTMENTS-- 0.9%
             ALABAMA-- 0.1%
   100,000   Phenix Cnty. Alabama RB
               Refunding Mead Coated Board
               Project B, VRDN
               4.15%, 10/1/25....................      100,000
             KANSAS-- 0.8%
   800,000   Kansas City Kansas Industrial
               Revenue PQ Corporation
               Project, VRDN
               4.10%, 8/15/01....................      800,000
             TOTAL SHORT-TERM INVESTMENTS
               (COST $900,000)...................      900,000

PRINCIPAL
  AMOUNT                                             VALUE
MUTUAL FUND SHARES-- 0.2%
   167,000   Federated Tax Free Fund
               (cost $167,000)................... $    167,000
              TOTAL INVESTMENTS--
               (COST $96,387,879).......  98.5%    100,590,593
             OTHER ASSETS AND
               LIABILITIES-- NET........    1.5      1,538,629
             NET ASSETS--............... 100.0%   $102,129,222

(a) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

SUMMARY OF ABBREVIATIONS
AMBAC-- American Municipal Bond Assurance Corp.
COP-- Certificate of Participation
FGIC-- Financial Guaranty Insurance Corp.
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
FSA-- Financial Security Assurance Corp.
GNMA-- Government National Mortgage Association
GO-- General Obligation Bonds
MBIA-- Municipal Bond Investors Assurance Corp.
RB-- Revenue Bonds
RRB-- Revenue Refunding Bonds
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                       SHORT - INTERMEDIATE MUNICIPAL FUND
 (logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

LONG-TERM INVESTMENTS-- 97.0%
             ARIZONA-- 3.8%
$1,600,000   Pima Cnty. GO RFB, (Series 1992),
               6.55%, 7/1/01..................... $  1,718,384
             COLORADO-- 1.2%
   520,000   Colorado Stud. Oblig. Board
               Auth., Stud. Loan RB,
               (Series 1985B),
               6.13%, 12/1/98....................      530,104
             DISTRICT OF COLUMBIA-- 3.4%
 1,500,000   Dist. of Columbia GO RFB,
               (Series 1989B),
               6.63%, 6/1/98, (MBIA).............    1,539,375
             ILLINOIS-- 2.4%
 1,000,000   Central Lake Cnty. Joint
               Action Wtr. Agcy. RB,
               (Prerefunded @ $102),
               (Series 1990A),
               7.00%, 5/1/00, (AMBAC)............    1,086,340
             MARYLAND-- 4.0%
   635,000   Maryland Energy Financing
               Administration Solid Waste
               Disp. RB, (Wheelabrator Wtr.
               Technologies Baltimore L.L.C.
               Projs.), (Series 1996),
               4.80%, 12/1/98....................      638,156
 1,140,000   Montgomery Cnty. GO Bonds
               Consolidated Pub. Imp. RB,
               (Series 1992A),
               5.30%, 7/1/01.....................    1,174,075
                                                     1,812,231
             MASSACHUSETTS-- 12.1%
             Massachusetts Ind. Fin. Agcy. IDR:
   460,000   (Series 1986G),
               5.30%, 12/1/06....................      467,149
   565,000   (Series 1986I),
               5.30%, 12/1/06....................      573,780
 1,185,000   (Series 1996A),
               5.35%, 11/1/07....................    1,208,368
 1,160,000   (Series 1996B),
               5.35%, 11/1/07....................    1,182,875
             New England Ed. Loan
               Marketing Corp. Stud. Loan RB:
 1,000,000   (Series 1993B),
               5.40%, 6/1/00.....................    1,016,840
 1,000,000   (Series 1993C),
               4.75%, 7/1/98.....................    1,007,330
                                                     5,456,342

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             MINNESOTA-- 2.3%
$1,015,000   City of Minneapolis & Hsg.
               & Redev. Auth. of the City of
               St. Paul, Single Family Mtge.
               RRB, (Series 1996A),
               5.13%, 6/1/32..................... $  1,015,974
             MISSOURI-- 3.2%
             North Kansas City Sch. Dist.
               GO, Direct Deposit Prog.,
               (Series 1996),
   710,000   6.70%, 3/1/00.......................      750,179
   665,000   7.00%, 3/1/99.......................      695,204
                                                     1,445,383
             NEW JERSEY-- 4.7%
 2,000,000   New Jersey St. GO, (Series 1991),
               5.90%, 8/1/02.....................    2,116,380
             NEW YORK-- 4.5%
 1,000,000   New York, New York, (Series 1997L),
               5.25%, 8/1/00.....................    1,009,710
 1,000,000   Pwr. Auth. of the St. of New
               York, General Purpose Bonds,
               (Series Z),
               5.85%, 1/1/00.....................    1,033,310
                                                     2,043,020
             OHIO-- 2.3%
 1,000,000   The Stud. Loan Funding Corp.
               (Cincinnati) Stud. Loan RB,
               (Series 1993A),
               5.50%, 12/1/01....................    1,019,940
             OREGON-- 2.5%
 1,125,000   Josephine Cnty., Sch. Dist.
               #007 GO,
               5.00%, 6/1/99, (FGIC).............    1,140,818
             PENNSYLVANIA-- 7.9%
 1,000,000   Lancaster Cnty. Hosp. Auth.
               Hosp. RB (The Lancaster
               General Hosp. Proj.), (Series
               1992),
               5.60%, 7/1/00, (AMBAC)............    1,031,900
 1,950,000   Sayre Hlth. Care Facs. Auth.
               RB, Guthrie Healthcare Sys.,
               (Series 1991A),
               6.40%, 3/1/99, (AMBAC)............    2,017,489
   500,000   St. of Pennsylvania GO,
               (Series 1971),
               6.00%, 12/15/98...................      503,270
                                                     3,552,659

                                  (CONTINUED)

                                    EVERGREEN
                       SHORT - INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             SOUTH CAROLINA-- 1.2%
$  500,000   Charleston Cnty. Arpt.
               Dist. Arpt. System RRB,
               (Series 1993),
               8.25%, 7/1/00, (MBIA)............. $    552,420
             TEXAS-- 15.0%
 1,000,000   Brazos Higher Ed. Auth.,
               Inc., Stud. Loan RRB,
               (Series 1992A),
               5.30%, 12/1/97....................    1,006,210
   500,000   City of Dallas GO,
               5.90%, 2/15/01....................      523,625
 1,000,000   City of Houston Pub. Imp.
               RFB, (Series 1992C),
               5.70%, 3/1/01.....................    1,038,490
 1,300,000   Dallas Cnty. Imp. (Ltd. Tax)
               RB, (Series 1992A),
               6.00%, 8/15/01....................    1,373,905
   505,000   San Antonio Independent Sch.
               Dist. Pub. Facs. Corp. RB,
               (Series 1996),
               5.00%, 10/15/00, (AMBAC)..........      510,969
             Texas Dept. Hsg. & Cmnty.
               Affairs Single Family Mtge.
               RB, (Series 1996E):
 1,260,000   4.45%, 3/1/99, (MBIA)...............    1,261,562
 1,045,000   4.65%, 3/1/00, (MBIA)...............    1,049,034
                                                     6,763,795
             UTAH-- 6.4%
 2,500,000   Intermountain Pwr. Agcy.,
               Pwr. Supply RFB, (Series C),
               6.00%, 7/1/00, (MBIA).............    2,603,150
   290,000   Utah Hsg. Fin. Agcy. Single
               Family Mtge. RRB, (Series 1993A),
               5.20%, 1/1/01.....................      293,996
                                                     2,897,146
             VIRGINIA-- 3.4%
 1,500,000   Virginia Hsg. Dev. Auth.
               Commonwealth Mtge. Bonds,
               (Series 1992B, Subseries B-1),
               6.00%, 1/1/98.....................    1,513,845
             WASHINGTON-- 11.9%
 2,950,000   St. of Washington GO RB,
               Motor Vehicle Fuel Tax,
               (Series R-92D),
               5.60%, 9/1/01.....................    3,064,844

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             WASHINGTON-- CONTINUED
$  550,000  Washington Pub. Pwr. Supply
               Sys. RRB (Nuclear Proj. #1),
               (Series 1992A),
               5.00%, 7/1/98..................... $    556,122
             Washington Pub. Pwr. Supply
               Sys. RRB (Nuclear Proj. #2),
               (Series 1992A):
 1,070,000   5.00%, 7/1/98.......................    1,081,909
   675,000   5.00%, 7/1/99.......................      681,088
                                                     5,383,963
             WISCONSIN-- 4.8%
 1,000,000   Milwaukee GO,
               Pub. Imps., (Series BZ),
               6.30%, 6/15/01....................    1,064,300
 1,000,000   Milwaukee Metropolitan Sewage
               Dist. GO, (Series 1989A),
               7.00%, 9/1/01.....................    1,092,060
                                                     2,156,360
             TOTAL LONG-TERM INVESTMENTS
               (COST $43,306,201)................   43,744,479

SHORT-TERM INVESTMENTS-- 3.3%
             COLORADO-- 3.3%
 1,500,000   Arapahoe Cnty. MHRB Ref.
               Stratford Sta., (Series 1994),
               VRDN, (LOC: Heller Finl., Inc.)
               4.45%, 11/1/17 (cost $1,500,000)..    1,500,000

             TOTAL INVESTMENTS--
               (COST $44,806,201).......  100.3%    45,244,479
             OTHER ASSETS AND
               LIABILITIES-- NET........   (0.3)      (137,878)
             NET ASSETS--............... 100.0%   $ 45,106,601

SUMMARY OF ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corp.
FGIC-- Financial Guaranty Insurance Corp.
GO-- General Obligation Bonds
IDR-- Industrial Development Revenue Bonds
LOC-- Letter of Credit
MBIA-- Municipal Bond Investors Assurance Corp.
MHRB-- Municipal Housing Revenue Bonds
RB-- Revenue Bonds
RFB-- Refunding Bonds
RRB-- Refunding Revenue Bonds
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- 98.2%
             ALABAMA-- 0.2%
$  265,000   Alabama Housing Finance Agency,
               Single Family Mortgage,
               10.75%, 6/1/13.................... $    281,125
             ALASKA-- 0.4%
   470,000   Alaska Housing Finance Corp.,
               Collateralized Home Mortgage,
               8.75%, 12/1/16....................      483,898
             ARIZONA-- 1.6%
 1,875,000   Page, Arizona, Municipal Property
               Corp., Excise Tax Revenue,
               5.00%, 7/1/11, (MBIA).............    1,806,450
             CALIFORNIA-- 7.0%
   500,000   Anaheim, California, Public
               Financing Authority, Series C,
               6.00%, 9/1/16.....................      529,385
 1,400,000   California Health Facilities,
               Children's Hospital,
               5.38%, 7/1/20.....................    1,341,914
 2,115,000   Central Coast, California, Water
               Authority Revenue,
             State Water Project, Regional
               Facilities, Series A,
               5.00%, 10/1/16, (AMBAC)...........    1,977,737
 1,785,000   East Bay, California, Municipal
               Utility District, Water System
               Revenue,
               5.00%, 6/1/16, (FGIC).............    1,678,382
             San Francisco, California, State
               Building Authority, Lease Revenue,
               San Francisco Civic Center
               Complex-- A:
 1,000,000   5.25%, 12/1/16......................      964,440
   500,000   5.25%, 12/1/21......................      476,840
 2,450,000   Victor Valley, California, Joint
               Union High School District,
               Capital Appreciation, (effective
               yield
               5.69%) (b),
               0.00%, 9/1/13, (MBIA).............      991,172
                                                     7,959,870

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             COLORADO-- 5.5%
             City and County of Denver, Colorado,
               Airport System:
             Series A:
$1,250,000   7.00%, 11/15/99..................... $  1,314,500
   720,000   7.25%, 11/15/25.....................      821,102
 1,000,000   8.00%, 11/15/25.....................    1,105,710
   750,000   8.75%, 11/15/23.....................      876,570
             Series B,
   750,000   7.25%, 11/15/12.....................      814,590
             Series D,
 1,100,000   7.75%, 11/15/13.....................    1,339,877
                                                     6,272,349
             FLORIDA-- 8.6%
   750,000   Gainesville, Florida, Utilities
               System Revenue, Series A,
               5.20%, 10/1/22....................      710,595
 1,500,000   Martin County, Florida, Industrial
               Development Authority, Industrial
               Development Revenue, Indiantown
               Cogeneration Project, Series A,
               7.88%, 12/15/25...................    1,682,865
 2,000,000   Orange County, Florida, Health
               Facilities Authority, Orlando
               Hospital Regional Healthcare,
               Series A,
               6.25%, 10/1/18....................    2,186,940
 1,000,000   Sarasota County, Florida, Utility
               Systems Revenue,
               6.50%, 10/1/22, (FGIC)............    1,122,620
 2,640,000   Tallahassee, Florida, Health
               Facilities, Tallahassee Memorial
               Regional Medical Project,
               6.63%, 12/1/13, (MBIA)............    2,927,971
 1,015,000   Tampa, Florida, Subordinated
               Guaranteed Entitlement Revenue,
               Series 1988B,
               8.40%, 10/1/08....................    1,070,226
                                                     9,701,217

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             ILLINOIS-- 1.9%
   $910,000  Chicago, Illinois, Gas Supply
               Revenue (People's Gas, Light and
               Coke Co.), Series A,
               8.10%, 5/1/20.....................   $  998,316
 1,000,000   Illinois Health Facilities
               Authority, United Medical Center,
               8.38%, 7/1/12.....................    1,187,550
                                                     2,185,866

             INDIANA-- 2.8%
 1,300,000   Indiana Municipal Power Supply,
               Systems Revenue,
               5.50%, 1/1/16.....................    1,289,340
 1,640,000   St. Joseph County, Indiana,
               Educational Facilities Revenue,
               University of Notre Dame,
               6.50%, 3/1/26.....................    1,835,226
                                                     3,124,566

             LOUISIANA-- 1.3%
 1,415,000   Louisiana Public Facilities
               Authority, Health and Education,
               Pre-refunded,
               7.90%, 12/1/15....................    1,505,461

             MASSACHUSETTS-- 8.2%
             Massachusetts Bay Transportation
               Authority, Series A:
 1,875,000   6.25%, 3/1/12.......................    2,050,763
 1,000,000   7.00%, 3/1/11.......................    1,167,180
 1,950,000   7.00%, 3/1/21.......................    2,315,450
   400,000   Massachusetts, General Obligation,
               (effective yield 7.00%) (b),
               0.00%, 6/1/07, (FGIC).............      241,104
 1,490,000   Massachusetts State Housing Finance
               Agency, Residential Housing,
               Series A,
               8.40%, 8/1/21.....................    1,552,967
   500,000   Massachusetts State Industrial
               Finance Agency, Senior Lien,
               Massachusetts Recycling
               Association,
               9.00%, 8/1/16 (a).................      200,000
             Massachusetts Water Resources
               Authority, General Revenue Bonds:
 1,000,000   Series A,
               6.00%, 8/1/20.....................    1,012,170
 1,000,000   1995, Series B,
               4.00%, 12/1/18....................      774,880
                                                     9,314,514

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             MICHIGAN-- 0.5%

$ 500,000    Monroe County, Michigan, Economic
               Development Corp.,
               Detroit Edison Co.,
               6.95%, 9/1/22, (FGIC).............    $ 594,535

             MINNESOTA-- 0.5%
   595,000     Minnesota Housing Finance Agency,
               Single Family Mortgage, Series A,
               8.20%, 8/1/19.....................     611,785

             MISSOURI-- 0.5%
   500,000   Sikeston, Missouri, Electric
               Revenue,
               6.00%, 6/1/14, (MBIA).............      530,165

             NEW JERSEY-- 5.0%
 1,000,000   New Jersey Economic Development
               Authority, Water Facilities
               Revenue, NJ American Water Co.,
               Inc. Project,
               6.50%, 4/1/22, (FGIC).............    1,055,410
 4,325,000   Salem County, New Jersey, Pollution
               Control Financing Authority,
               Waste Disposal Revenue,
               6.50%, 11/15/21...................    4,560,496
                                                     5,615,906

             NEW MEXICO-- 3.8%
   500,000   Albuquerque, New Mexico, Airport
               Revenue, Series B,
               8.75%, 7/1/19.....................      506,720
 1,950,000   Albuquerque, New Mexico, Joint Water
               and Sewer System Revenue,
               Capital Appreciation, Series A,
               (effective yield 5.42%) (b),
               0.00%, 7/1/08, (FGIC).............    1,083,030
 1,590,000   New Mexico Mortgage Finance
               Authority, Single Family Mortgage,
               8.63%, 7/1/17, (FGIC).............    1,637,970
 1,000,000   University of New Mexico, University
               Revenue, Series A,
               6.00%, 6/1/21.....................    1,045,860
                                                     4,273,580

                                  (CONTINUED)

                                       23




                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997


PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED

             NEW YORK-- 14.4%
             New York City, New York, GO:
$1,410,000   Fiscal 1992, Pre-refunded, Series A,
             7.75%, 8/15/15 (d)................    $ 1,602,056
 2,500,000   Series G,
             6.75%, 2/1/09.....................      2,733,600
   500,000   New York and New Jersey, Port
                Authority, Special Obligation
                Revenue, JFK International Airport
                Terminal-- 6 Project,
                5.75%, 12/1/25, (MBIA)............     498,675
 2,000,000   New York State Dormitory Authority,
               State University Dormitory
               Facilities, Series A,
               6.00%, 7/1/09.....................    2,142,620
            New York State Dormitory Authority,
               State University Educational
               Facilities Revenue:
   800,000   Series A,
               5.25%, 5/15/15, (AMBAC)...........      778,120
 1,300,000   Series C,
               7.38%, 5/15/10....................    1,515,046
 1,600,000   New York State Local Government
               Assistance Corp., Series A
               5.50%, 4/1/17.....................    1,573,072
 2,510,000   New York State Tollway Authority,
               Highway and Bridge
               Trust Fund, Series A,
               5.25%, 4/1/16, (AMBAC)............    2,422,225
             New York State Urban Development
               Corp.:
             Correctional Facilities, Series A:
 1,000,000   6.50%, 1/1/10.......................    1,084,510
 1,000,000   7.50%, 4/1/11.......................    1,121,870
   805,000   Higher Education Technology Grants,
             6.00%, 4/1/10, (MBIA)...............      847,528
                                                    16,319,322

 1,000,000   NORTH CAROLINA-- 0.8%
             North Carolina Medical Care, Duke
               University Hospital, Series C,
               5.25%, 6/1/21.....................      941,530


PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             OHIO-- 1.8%
$1,000,000   Montgomery County, Ohio, Hospital
               Revenue, Kettering Medical
               Center, 6.25%, 4/1/20.............   $1,087,260
 1,000,000    North Olmsted, Ohio, GO,
               5.00%, 12/1/16, (AMBAC)...........      935,880
                                                     2,023,140

   PENNSYLVANIA-- 8.2%
 1,500,000   Pennsylvania Convention Center
               Authority, Series A,
               (effective yield 7.00%) (b),
               0.00%, 9/1/08, (FGIC).............      840,405
 2,450,000   Pennsylvania Economic Development
               Financing Authority, Resources
               Recovery, Northampton Project,
               6.50%, 1/1/13 (c).................    2,420,085
 1,000,000   Philadelphia, Pennsylvania, Hospital
               and Higher Education Facilities,
               Community College, Series B,
               6.50%, 5/1/07, (MBIA).............    1,104,070
 4,000,000   Pittsburgh, Pennsylvania, School
               District, Capital Appreciation,
               Series B, (effective yield 5.42%)
               (b),
               0.00%, 8/1/09, (AMBAC)............    2,135,320
 2,200,000   Scranton-Lackawanna, Pennsylvania,
               Health and Welfare
               Authority Revenue, Walters
               Institute Project,
               8.13%, 7/15/28....................    2,307,184
   500,000   Southeastern Pennsylvania
               Transportation Authority,
               Special Revenue,
               5.38%, 3/1/22, (FGIC).............      481,765
                                                     9,288,829

             PUERTO RICO-- 3.5%
 2,000,000   Commonwealth of Puerto Rico, GO,
               7.00%, 7/1/10, (MBIA).............    2,336,700
 1,365,000   Puerto Rico Electric Power
               Authority, Series S,
               7.00%, 7/1/07.....................    1,584,287
                                                     3,920,987


                                  (CONTINUED)

                                       24



                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997


PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             TENNESSEE-- 4.9%
$2,000,000   Bristol, Tennessee, Health and
               Education Authority,
               Bristol Memorial Hospital,
               6.75%, 9/1/10, (FGIC)............. $  2,303,820
             Knox County, Tennessee, Health and
               Educational Facilities,
               Fort Sanders Hospital Alliance:
 1,000,000   Series B,
               7.25%, 1/1/10, (MBIA).............    1,171,990
 1,000,000   Series C,
               5.25%, 1/1/15, (MBIA).............      969,670
 1,000,000   Metropolitan Government of Nashville
               and Davidson County,
               Tennessee Water and Sewer,
               step bond, (effective yield 5.20%)
               (b),
               0.00%, 1/1/12, (FGIC).............    1,100,570
                                                     5,546,050
             TEXAS-- 10.7%
 3,000,000   Brazos River Authority, Texas,
               Revenue Refunding,
               Houston Light and Power Project,
               8.10%, 5/1/19, (MBIA).............    3,154,980
 1,000,000   Harris County, Texas, Toll Road,
               Senior Lien, Series A,
               7.00%, 8/15/10....................    1,166,690
 3,000,000   Houston, Texas, Water and Sewer
               System Revenue,
               Jr. Lien, Series C,
               (effective yield 6.05%) (b),
               0.00%, 12/1/11, (AMBAC)...........    1,349,400
 1,500,000   Northwest, Texas, Independent School
               District, Capital Appreciation,
               (effective yield 5.50%) (b),
               0.00%, 8/15/08, (PSFG)............      832,260
 1,000,000   Nueces River Authority, Texas Water
               Supply, Facilities Corpus Christie
               Lake,
               5.25%, 7/15/16....................      960,200
 2,125,000   Tarrant County, Texas, Health
               Facilities Development, Harris
               Methodist Health Systems, Series
               A,
               5.13%, 9/1/12, (AMBAC)............    2,036,388
 2,125,000   Texas Municipal Power Agency,
               (effective yield 7.09%) (b),
               0.00%, 9/1/08, (AMBAC)............    1,176,294
 1,500,000   United Independent School District,
               Texas, GO,
               5.25%, 8/15/15, (PSFG)............    1,438,335
                                                    12,114,547

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             UTAH-- 0.4%
$  750,000   Intermountain Power Agency, Utah,
               Power Supply Refunding, Series A,
               (effective yield 6.95%) (b),
               0.00%, 7/1/07..................... $    445,320
             WASHINGTON-- 4.7%
 3,000,000   Chelan County, Washington, Public
               Utilities District, Series A,
               (effective yield 5.53%) (b),
               0.00%, 6/1/09.....................    1,563,210
 1,500,000   Tacoma, Washington, Solid Waste
               Utility Revenue, Series B,
               5.50%, 12/1/17, (AMBAC)...........    1,453,305
 1,000,000   Washington Public Power Supply
               System, Nuclear Project #2,
               Series C,
               7.63%, 7/1/10.....................    1,118,080
 1,000,000   Washington State GO, Series A,
               6.75%, 2/1/15.....................    1,146,110
                                                     5,280,705
             WYOMING-- 1.0%
 1,140,000   Wyoming Community Development
               Authority, Single Family Mortgage,
               Series A,
               7.88%, 6/1/18.....................    1,180,196
             TOTAL LONG-TERM INVESTMENTS
               (COST-- $107,046,798).............  111,321,913

SHORT-TERM INVESTMENTS-- 0.5%
             FLORIDA-- 0.5%
   565,000   Dade County, Florida, Water and
               Sewer Systems Revenue, VRDN,
               3.85%, 10/5/22....................      565,000
             WASHINGTON-- 0.0%
     5,000   Washington State Health Care
               Facilities, VRDN,
               4.00%, 10/1/05....................        5,000

             TOTAL SHORT-TERM
               INVESTMENTS (COST-- $570,000)...        570,000
             TOTAL INVESTMENTS
               (COST-- $107,616,798)......   98.7%  111,891,913
             OTHER ASSETS AND
               LIABILITIES-- NET..........    1.3%    1,437,886
             NET ASSETS...................  100.0% $113,329,799

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

(a) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified.
(b) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified instituional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) At May 31, 1997, $300,000 principal amount of New York City, New York, GO, Fiscal 1992, Pre-refunded, Series A, 7.75%, 8/15/15 was pledged to cover margin requirements for open futures contracts.

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Financial Guaranty Insurance Company
GO-- General Obligation Bonds
MBIA-- Municipal Bond Investors Assurance Corp.
PSFG-- Permanent School Fund Guaranteed
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

FUTURES CONTRACTS-- SHORT POSITIONS

                              NUMBER                                                            INITIAL CONTRACT     UNREALIZED
EXPIRATION                    OF CONTRACTS                                                           AMOUNT         DEPRECIATION
JUNE 97                       17             U.S. TREASURY BOND INDEX                              $1,833,031         $(37,500)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  May 31, 1997

                                                                               (logo)               (logo)                (logo)
                                                                              HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                                 FUND                 FUND             INCOME FUND
ASSETS
  Investments at market value (identified cost-- $96,387,879, $44,806,201
    and $107,616,798, respectively).......................................   $100,590,593         $ 45,244,479         $111,891,913
  Cash....................................................................              0               66,326               4,334
  Receivable for investments sold.........................................              0                    0           2,466,140
  Interest receivable.....................................................      1,897,863              843,625           1,892,703
  Receivable for Fund shares sold.........................................        107,105               35,048              22,000
  Prepaid expenses and other assets.......................................         26,968               30,724              58,554
      Total assets........................................................    102,622,529           46,220,202         116,335,644
LIABILITIES
  Payable for investments purchased.......................................              0            1,008,560           2,341,411
  Payable for Fund shares redeemed........................................        228,082               17,401             290,463
  Dividends payable.......................................................        140,678               44,499             244,167
  Distribution fee payable................................................         52,967               10,616              63,516
  Due to related parties..................................................         19,104                4,250              13,902
  Due to custodian bank...................................................         18,471                    0                   0
  Payable for daily variation margin on open futures contracts............              0                    0              12,219
  Accrued expenses and other liabilities..................................         34,005               28,275              40,167
      Total liabilities...................................................        493,307            1,113,601           3,005,845
NET ASSETS................................................................   $102,129,222         $ 45,106,601         $113,329,799
NET ASSETS REPRESENTED BY
  Paid-in capital.........................................................   $ 99,066,689         $ 45,350,089         $112,869,280
  Undistributed net investment income (accumulated distributions in excess
    of net investment income).............................................        124,532                    0            (244,167 )
  Accumulated net realized loss on investments and futures contracts......     (1,264,713)            (681,766)         (3,532,929 )
  Net unrealized appreciation on investments and futures contracts........      4,202,714              438,278           4,237,615
      Total net assets....................................................   $102,129,222         $ 45,106,601         $113,329,799
NET ASSETS CONSIST OF
  Class A.................................................................   $ 45,814,519         $  6,072,249         $72,629,064
  Class B.................................................................     31,874,058            6,741,653          28,821,838
  Class C.................................................................             --                   --          11,878,897
  Class Y.................................................................     24,440,645           32,292,699                  --
                                                                             $102,129,222         $ 45,106,601         $113,329,799
SHARES OUTSTANDING
  Class A.................................................................      4,207,467              601,763           7,424,946
  Class B.................................................................      2,927,195              667,292           2,974,366
  Class C.................................................................             --                   --           1,225,559
  Class Y.................................................................      2,244,589            3,197,322                  --
NET ASSET VALUE PER SHARE
  Class A.................................................................   $      10.89         $      10.09         $      9.78
  Class A-- Offering price (based on sales charge of 4.75%, 3.25% and
    4.75%, respectively)..................................................   $      11.43         $      10.43         $     10.27
  Class B.................................................................   $      10.89         $      10.10         $      9.69
  Class C.................................................................             --                   --         $      9.69
  Class Y.................................................................   $      10.89         $      10.10                  --

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                            STATEMENTS OF OPERATIONS
                           Period Ended May 31, 1997

                                                                        (logo)                (logo)                  (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE          TAX FREE
                                                                         FUND*                 FUND*               INCOME FUND**
INVESTMENT INCOME
  Interest.......................................................     $ 4,496,797            $2,373,153             $ 3,631,204
EXPENSES
  Management fee.................................................         399,929               248,564                 367,154
  Distribution Plan expenses.....................................         333,154                71,757                 307,124
  Transfer agent fees............................................          65,152                45,027                  99,665
  Registration and filing fees...................................          52,562                30,280                   6,147
  Custodian fees.................................................          49,228                48,597                  41,888
  Administrative services fees...................................          33,901                     0                  17,396
  Professional fees..............................................          22,955                22,587                  25,138
  Trustees' fees and expenses....................................           4,431                 7,083                   6,480
  Other..........................................................          57,713                23,623                  12,229
  Fee waivers by investment manager..............................         (64,199)              (60,003)                      0
    Total expenses...............................................         954,826               437,515                 883,221
  Less: Indirectly paid expenses.................................            (197)                 (639)                 (7,261)
    Net expenses.................................................         954,629               436,876                 875,960
  NET INVESTMENT INCOME..........................................       3,542,168             1,936,277               2,755,244
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
  Net realized gain on:
    Investments..................................................         640,025                18,940               1,212,437
    Futures contracts............................................               0                     0                  50,174
  Net realized gain on investments and futures contracts.........         640,025                18,940               1,262,611
  Net change in unrealized appreciation (depreciation) on:
    Investments..................................................         982,691               139,624              (2,667,451)
    Futures contracts............................................               0                     0                 (37,500)
  Net change in unrealized appreciation (depreciation) on
    investments and futures contracts............................         982,691               139,624              (2,704,951)
  Net realized and unrealized gain (loss) on investments and
    futures contracts............................................       1,622,716               158,564              (1,442,340)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........     $ 5,164,884            $2,094,841             $ 1,312,904

 * Nine months ended May 31, 1997. During the period, the Fund changed its fiscal year end from August 31 to May 31.
** Six months ended May 31, 1997. During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                            STATEMENTS OF OPERATIONS
                             Fiscal Year Ended 1996

                                                                         (logo)               (logo)                  (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE          TAX FREE
                                                                         FUND                   FUND                INCOME FUND
                                                                      YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                                    AUGUST 31, 1996       AUGUST 31, 1996        NOVEMBER 30, 1996
INVESTMENT INCOME
  Interest.......................................................     $ 6,526,273            $2,837,285             $ 8,727,446
EXPENSES
  Management fee.................................................         575,456               287,149                 844,486
  Distribution plan expenses.....................................         483,026                83,180                 709,281
  Custodian fees.................................................         100,816                55,841                  94,590
  Transfer agent fees............................................          76,905                55,501                 186,105
  Administrative services fees...................................          59,073                     0                  21,926
  Registration and filing fees...................................          49,627                67,347                  36,773
  Professional fees..............................................          25,849                27,986                  26,696
  Trustees' fees and expenses....................................           3,640                 8,457                   6,780
  Amortization of organization expenses..........................               0                 8,846                       0
  Other..........................................................          76,011                30,530                  18,810
  Fee waivers and/or expense reimbursement by investment
    manager......................................................        (228,548)             (140,581)                      0
    Total expenses...............................................       1,221,855               484,256               1,945,447
  Less: Expenses paid indirectly.................................               0                     0                 (12,939)
    Net expenses.................................................       1,221,855               484,256               1,932,508
  NET INVESTMENT INCOME..........................................       5,304,418             2,353,029               6,794,938
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments..................................................       1,622,360               161,202               2,300,652
    Futures contracts............................................               0                     0                (301,239)
  Net realized gain on investments and futures contracts.........       1,622,360               161,202               1,999,413
  Net change in unrealized appreciation (depreciation) on
    investments..................................................      (1,135,792)             (564,810)             (4,259,520)
  Net realized and unrealized gain (loss) on investments and
    futures contracts............................................         486,568              (403,608)             (2,260,107)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........     $ 5,790,986            $1,949,421             $ 4,534,831

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                           Period Ended May 31, 1997

                                                                             (logo)               (logo)                (logo)
                                                                           HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                             FUND*                FUND*             INCOME FUND**
OPERATIONS
  Net investment income................................................   $  3,542,168         $  1,936,277         $  2,755,244
  Net realized gain on investments and futures contracts...............        640,025               18,940            1,262,611
  Net change in unrealized appreciation (depreciation) on investments
    and futures contracts..............................................        982,691              139,624           (2,704,951)
    Net increase in net assets resulting from operations...............      5,164,884            2,094,841            1,312,904
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................................     (1,696,428)            (755,942)          (1,868,216)
    Class B............................................................       (934,247)            (159,979)            (649,369)
    Class C............................................................              0                    0             (262,024)
    Class Y............................................................       (929,415)          (1,020,356)                   0
  In excess of net investment income:
    Class A............................................................              0                    0              (73,369)
    Class B............................................................              0                    0              (25,502)
    Class C............................................................              0                    0              (10,290)
    Total distributions to shareholders................................     (3,560,090)          (1,936,277)          (2,888,770)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................................      9,286,983            9,393,392            1,652,335
  Proceeds from reinvestment of distributions..........................      2,003,093              973,716            1,527,184
  Payment for shares redeemed..........................................    (18,667,515)         (35,446,549)         (17,530,768)
    Net decrease in net assets resulting from capital share
      transactions.....................................................     (7,377,439)         (25,079,441)         (14,351,249)
      Total decrease in net assets.....................................     (5,772,645)         (24,920,877)         (15,927,115)
NET ASSETS
  Beginning of period..................................................    107,901,867           70,027,478          129,256,914
  END OF PERIOD........................................................   $102,129,222         $ 45,106,601         $113,329,799
Undistributed net investment income (accumulated distributions in
  excess of net investment income).....................................   $    124,532         $          0         $   (244,167)

 * Nine months ended May 31, 1997. During the period, the Fund changed its fiscal year end from August 31 to May 31.
** Six months ended May 31, 1997. During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                             Fiscal Year Ended 1996

                                                                            (logo)               (logo)              (logo)
                                                                         HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                            FUND                 FUND              INCOME FUND
                                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                                       AUGUST 31, 1996     AUGUST 31, 1996      NOVEMBER 30, 1996
OPERATIONS
  Net investment income.............................................    $   5,304,418        $  2,353,029         $   6,794,938
  Net realized gain on investments and futures contracts............        1,622,360             161,202             1,999,413
  Net change in unrealized depreciation on investments..............       (1,135,792)           (564,810)           (4,259,520)
    Net increase in net assets resulting from operations............        5,790,986           1,949,421             4,534,831
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.........................................................       (2,655,984)           (541,615)           (4,538,414)
    Class B.........................................................       (1,385,989)           (229,080)           (1,498,516)
    Class C.........................................................                0                   0              (758,007)
    Class Y.........................................................       (1,262,445)         (1,582,334)                    0
  In excess of net investment income:
    Class A.........................................................                0                   0               (31,491)
    Class B.........................................................                0                   0               (10,398)
    Class C.........................................................                0                   0                (5,260)
    Total distributions to shareholders.............................       (5,304,418)         (2,353,029)           (6,842,086)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.........................................       16,695,647          37,737,994             6,339,187
  Proceeds from shares issued in acquisition of Keystone Texas Tax
    Free Fund.......................................................                0                   0             5,119,680
  Proceeds from reinvestment of distributions.......................        3,093,850           1,651,747             3,629,202
  Payment for shares redeemed.......................................      (30,410,409)        (22,410,625)          (31,540,948)
    Net increase (decrease) in net assets resulting from capital
      share transactions............................................      (10,620,912)         16,979,116           (16,452,879)
      Total increase (decrease) in net assets.......................      (10,134,344)         16,575,508           (18,760,134)
NET ASSETS
  Beginning of year.................................................      118,036,211          53,451,970           148,017,048
  END OF YEAR.......................................................    $ 107,901,867        $ 70,027,478         $ 129,256,914
Undistributed net investment income (accumulated distributions in
  excess of net investment income)..................................    $     115,656        $          0         $    (245,552)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                             Fiscal Year Ended 1995

                                                                        (logo)                 (logo)                (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE        TAX FREE
                                                                         FUND                   FUND              INCOME FUND
                                                                      YEAR ENDED             YEAR ENDED           YEAR ENDED
                                                                    AUGUST 31, 1995       AUGUST 31, 1995      NOVEMBER 30, 1995
OPERATIONS
  Net investment income........................................      $   3,187,579          $  2,318,884         $   7,600,756
  Net realized gain (loss) on investments and futures
    contracts..................................................            437,882              (713,222)             (760,743)
  Net change in unrealized appreciation on investments.........          7,804,353               529,821            18,451,939
    Net increase in net assets resulting from operations.......         11,429,814             2,135,483            25,291,952
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A....................................................         (1,935,789)             (178,721)           (5,042,433)
    Class B....................................................           (936,437)              (96,022)           (1,531,824)
    Class C....................................................                  0                     0            (1,026,499)
    Class Y....................................................           (315,353)           (2,044,141)                    0
  In excess of net investment income:
    Class A....................................................                  0                     0               (70,626)
    Class B....................................................                  0                     0               (21,455)
    Class C....................................................                  0                     0               (14,377)
    Total distributions to shareholders........................         (3,187,579)           (2,318,884)           (7,707,214)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold....................................          3,098,389            25,128,726            11,472,775
  Proceeds from shares issued in acquisition of Evergreen
    National
    Tax-Free Fund..............................................         28,779,194                     0                     0
  Proceeds from reinvestment of distributions..................          1,826,205             1,923,116             4,018,869
  Payment for shares redeemed..................................        (18,339,492)          (26,833,640)          (32,840,818)
    Net increase (decrease) in net assets resulting from
      capital share transactions...............................         15,364,296               218,202           (17,349,174)
      Total increase in net assets.............................         23,606,531                34,801               235,564
NET ASSETS
  Beginning of year............................................         94,429,680            53,417,169           147,781,484
  END OF YEAR..................................................      $ 118,036,211          $ 53,451,970         $ 148,017,048
Undistributed net investment income (accumulated distributions
  in excess of net investment income)..........................      $      22,568          $          0         $    (288,160)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone National Tax Free Funds consist of Evergreen High Grade Tax Free Fund ("High Grade Fund"), Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate Fund") and Keystone Tax Free Income Fund ("Tax Free Income Fund") (collectively, the "Funds"), all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. High Grade Fund is a series of Evergreen Investment Trust and Short-Intermediate Fund is a series of Evergreen Municipal Trust.

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both the High Grade and Tax Free Income Funds and a maximum front-end sales charge of 3.25% for the Short-Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of sixty days or less are carried at amortized cost, which approximates market value.

B. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, Tax Free Income Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

E. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for market discount on securities.

F. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

                                EVERGREEN KEYSTONE
(logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

G. ORGANIZATION EXPENSES
Organizational expenses of High Grade Fund were initially borne by a prior administrator. As a result of a change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from the prior administrator. The High Grade Fund had agreed to reimburse such expenses during the five year period following its commencement of operations. Pursuant to these arrangements, as of May 31, 1997, the High Grade Fund has fully reimbursed First Union for such expenses.

2. CAPITAL SHARE TRANSACTIONS

The High Grade and Short-Intermediate Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. The Tax Free Income Fund has an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

HIGH GRADE FUND

                                                        NINE MONTHS
                                                           ENDED                    YEAR ENDED                  YEAR ENDED
                                                       MAY 31, 1997               AUGUST 31, 1996             AUGUST 31, 1995
                                                     SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A
Shares sold.....................................    138,267   $  1,503,579      728,801   $  7,875,800       95,059   $  1,003,763
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................          0              0            0              0      369,661      3,970,157
Shares issued in reinvestment of
  distributions.................................     91,672        998,917      144,023      1,571,241      109,500      1,150,986
Shares redeemed.................................   (737,802)    (8,010,676)  (1,652,697)   (17,891,048)    (967,409)   (10,152,313)
Net decrease....................................   (507,863)  $ (5,508,180)    (779,873)  $ (8,444,007)    (393,189)  $ (4,027,407)
CLASS B
Shares sold.....................................    418,834   $  4,553,869      420,508   $  4,595,803      112,511   $  1,186,133
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................          0              0            0              0      243,174      2,611,688
Shares issued in reinvestment of
  distributions.................................     50,410        549,306       75,686        825,507       52,945        556,311
Shares redeemed.................................   (546,605)    (5,937,166)    (691,236)    (7,495,373)    (520,448)    (5,459,057)
Net decrease....................................    (77,361)  $   (833,991)    (195,042)  $ (2,074,063)    (111,818)  $ (1,104,925)
CLASS Y
Shares sold.....................................    296,083   $  3,229,535      387,417   $  4,224,044       85,773   $    908,493
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................          0              0            0              0    2,066,792     22,197,349
Shares issued in reinvestment of
  distributions.................................     41,755        454,870       63,909        697,102       11,174        118,908
Shares redeemed.................................   (434,833)    (4,719,673)    (455,583)    (5,023,988)    (258,812)    (2,728,122)
Net increase (decrease).........................    (96,995)  $ (1,035,268)      (4,257)  $   (102,842)   1,904,927   $ 20,496,628

                                EVERGREEN KEYSTONE
(logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SHORT-INTERMEDIATE FUND
                                                        NINE MONTHS
                                                           ENDED                    YEAR ENDED                  YEAR ENDED
                                                       MAY 31, 1997               AUGUST 31, 1996             AUGUST 31, 1995
                                                   SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.....................................    182,673   $  1,860,992    2,806,176   $ 28,333,550    1,438,502   $ 14,469,110
Shares issued in reinvestment of
  distributions.................................     17,182        174,056       24,978        253,579       16,308        164,891
Shares redeemed................................. (2,348,922)   (23,711,903)    (750,660)    (7,689,314)    (784,474)    (7,943,982)
Net increase (decrease)......................... (2,149,067)  $(21,676,855)   2,080,494   $ 20,897,815      670,336   $  6,690,019
CLASS B
Shares sold.....................................    144,261   $  1,461,443      291,382   $  2,967,713      673,520   $  6,777,013
Shares issued in reinvestment of
  distributions.................................     11,819        119,733       16,079        163,265        7,150         72,369
Shares redeemed.................................   (224,553)    (2,272,638)    (166,441)    (1,686,967)     (85,925)      (870,798)
Net increase (decrease).........................    (68,473)  $   (691,462)     141,020   $  1,444,011      594,745   $  5,978,584
CLASS Y
Shares sold.....................................    600,756   $  6,070,957      635,204   $  6,436,731      385,625   $  3,882,603
Shares issued in reinvestment of
  distributions.................................     67,156        679,927      121,645      1,234,903      167,271      1,685,856
Shares redeemed.................................   (934,601)    (9,462,008)  (1,283,965)   (13,034,344)  (1,791,852)   (18,018,860)
Net decrease....................................   (266,689)  $ (2,711,124)    (527,116)  $ (5,362,710)  (1,238,956)  $(12,450,401)

TAX FREE INCOME FUND

                                                      SIX MONTHS ENDED               YEAR ENDED                  YEAR ENDED
                                                        MAY 31, 1997              NOVEMBER 30, 1996           NOVEMBER 30, 1995
                                                    SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.....................................      32,393   $    317,311      181,417   $  1,689,450      224,063   $  2,127,732
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................           0              0      131,228      1,269,729            0              0
Shares issued in reinvestment of
  distributions.................................     105,269      1,024,777      243,221      2,380,811      270,624      2,608,685
Shares redeemed.................................  (1,038,464)   (10,140,338)  (1,600,793)   (15,690,464)  (1,843,241)   (17,659,525)
Net decrease....................................    (900,802)  $ (8,798,250)  (1,044,927)  $(10,350,474)  (1,348,554)  $(12,923,108)
CLASS B
Shares sold.....................................     136,707   $  1,324,403      332,958   $  3,194,770      647,077   $  6,139,897
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................           0              0      374,545      3,592,334            0              0
Shares issued in reinvestment of
  distributions.................................      35,437        341,830       80,112        776,860       82,512        790,394
Shares redeemed.................................    (568,355)    (5,489,766)    (773,268)    (7,498,073)    (625,195)    (5,968,412)
Net increase (decrease).........................    (396,211)  $ (3,823,533)      14,347   $     65,891      104,394   $    961,879
CLASS C
Shares sold.....................................       1,101   $     10,621      140,724   $  1,454,967      338,010   $  3,205,146
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................           0              0       26,855        257,617            0              0
Shares issued in reinvestment of
  distributions.................................      16,648        160,577       48,553        471,531       64,840        619,790
Shares redeemed.................................    (195,509)    (1,900,664)    (857,965)    (8,352,411)    (974,642)    (9,212,881)
Net decrease....................................    (177,760)  $ (1,729,466)    (641,833)  $ (6,168,296)    (571,792)  $ (5,387,945)

                                EVERGREEN KEYSTONE
(logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the periods ended May 31, 1997:

                                                                             COST OF         PROCEEDS
                                                                            PURCHASES       FROM SALES
High Grade Fund*........................................................   $116,031,811    $122,344,118
Short-Intermediate Fund*................................................     21,730,862      46,574,525
Tax Free Income Fund**..................................................     64,224,477      78,272,042

         * For the nine months ended May 31, 1997
        ** For the six months ended May 31, 1997

On May 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                                       GROSS           GROSS            NET
                                                                        TAX          UNREALIZED      UNREALIZED      UNREALIZED
                                                                        COST        APPRECIATION    DEPRECIATION    APPRECIATION
High Grade Fund..................................................   $ 96,387,879     $4,291,252      $  (88,538)     $4,202,714
Short-Intermediate Fund..........................................     44,806,201        438,278               0         438,278
Tax Free Income Fund.............................................    107,616,798      4,709,914        (434,799)      4,275,115

As of May 31, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                          EXPIRATION
                                                 2002         2003        2004
High Grade Fund............................   $1,265,000          --          --
Short-Intermediate Fund....................           --    $249,000    $433,000
Tax Free Income Fund.......................    2,704,000      867,00          --

4. DISTRIBUTION PLANS

Since December 11, 1996, Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter for the Tax Free Income Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the principal underwriter for the Tax Free Income Fund. EKD also serves as the principal underwriter for the High Grade and Short-Intermediate Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses." Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. The expenses are currently limited to 0.25% annually of the average daily net assets of the Class A shares of the High Grade and Tax Free Income Funds and limited to 0.10% annually of the average daily net assets of the Class A shares of the Short-Intermediate Fund. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares of the Tax Free Income Fund, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the period ended May 31, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                 CLASS A    CLASS B     CLASS C
High Grade Fund...............................   $92,644    $240,510        N/A
Short-Intermediate Fund.......................    19,181      52,576        N/A
Tax Free Income Fund..........................    90,496     154,261    $62,367

Each of the Distribution Plans for the Tax Free Income Fund may be terminated at any time by a vote of the Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

                                EVERGREEN KEYSTONE
(logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

EKD and/or its predecessor has advised the Funds that it has retained front-end sales charges resulting from the sales of Class A shares for the High Grade, Short-Intermediate and Tax Free Income Funds during the period ended May 31, 1997 of $6,389, $3,820 and $9,477, respectively.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"), serves as the investment adviser to the High Grade Fund and is paid a fee computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. EKIS, a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman
Selz' mutual fund unit and accordingly BISYS became sub-administrator. The administrator and sub-administrator for the Fund are entitled to an annual fee based on the average daily net assets of all funds administered by EKIS for which First Union or its investment advisory subsidiaries is also the investment adviser. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the funds. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to
 .004% as net assets increase, to the average daily net asset value of the funds.

Evergreen Asset is the investment adviser for the Short-Intermediate Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% on the average daily net assets. Out of its fee, Evergreen Asset in turn pays EKIS for its services as administrator, BISYS for its services as sub-administrator and Lieber & Company, an affiliate of First Union, for its services as sub-adviser.

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, is the investment adviser for the Tax Free Income Fund. In return for providing investment management and administrative services to the Tax Free Income Fund, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Tax Free Income Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund. Effective, January 1, 1997, BISYS became the sub-administrator to the Fund and is paid by Keystone.

During the period ended May 31, 1997, the investment adviser for the High Grade and Short-Intermediate Funds waived its management fees in the amounts of $64,199 and $60,003, respectively.

During the period ended May 31, 1997, High Grade Fund and Tax Free Income Fund paid or accrued $27,577 and $17,396 to EKIS, respectively, for certain accounting services.

Evergreen Keystone Service Company ("EKSC") (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds. Prior to May 5, 1997, State Street Bank and Trust Company ("State Street") served as the transfer and dividend disbursing agent for the High Grade and Short-Intermediate Funds. For certain accounts for the High Grade and Short-Intermediate Funds, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled a fee which in aggregate totaled $866 and $288 for the High Grade and Short-Intermediate Funds for the period ended May 31, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds. As sub-administrator, BISYS compensates the officers of the Funds.

At May 31, 1997, FUNB owned, directly or beneficially, 22.0% of the outstanding shares of Short-Intermediate Fund.

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. EXPENSE OFFSET ARRANGEMENT
The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. ACQUISITIONS

On July 7, 1995 the High Grade Fund acquired the net assets of Evergreen National Tax Free Fund ("National Fund") and on April 30, 1996 the Tax Free Income Fund acquired the net assets of Keystone Texas Tax Free Fund ("Texas Fund") in exchange for Class A, B and C or Y shares. Both acquisitions were accomplished by a tax-free exchange of the respective shares of each respective Fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and aggregate net assets of each Fund immediately after the acquisition are as follows:

     ACQUIRING             ACQUIRED         VALUE OF NET         NUMBER OF        UNREALIZED         NET ASSETS
        FUND                 FUND          ASSETS ACQUIRED     SHARES ISSUED     APPRECIATION     AFTER ACQUISITION
High Grade Fund          National Fund       $28,779,195         2,679,627         $528,003         $ 128,792,690
Tax Free Income Fund     Texas Fund            5,119,680           532,628           81,550           140,303,798

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the High Grade and Short-Intermediate Funds may defer any or all compensation related to their performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of May 31, 1997, the value of the Trustees deferral account was $3,717 for the High Grade Fund and $4,985 for the Short-Intermediate Fund.

9. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended May 31, 1997, the High Grade and Short-Intermediate Funds had no borrowings under this agreement.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
  Evergreen High Grade Tax Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen High Grade Tax Free Fund (the "Fund"), one of the Evergreen Investment Trust Portfolios, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period September 1, 1996 through May 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended, and indicated periods prior to, August 31, 1996 were audited by other independent accountants whose report dated October 16, 1996 expressed an unqualified opinion.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
July 8, 1997

                                EVERGREEN KEYSTONE
(logo)
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
  Evergreen Short-Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Short-Intermediate Fund (the "Fund"), one of the Evergreen Municipal Trust Portfolios, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
July 8, 1997

                                EVERGREEN KEYSTONE
                                                                         (logo)
                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Income Fund, including the schedule of investments, as of May 31, 1997, and the related statements of operations for the six months ended May 31, 1997 and the year ended November 30, 1996, the statements of changes in net assets for the six months ended May 31, 1997 and for each of the years in the two-year period ended November 30, 1996, and the financial highlights for the six months ended May 31, 1997, each of the years in the nine-year period ended November 30, 1996 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987 for Class A Shares and for the six months ended May 31, 1997, each of the years in the three-year period ended November 30, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to November 30, 1993, for Class B and Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Income Fund as of May 31, 1997, the results of its operations for the six months ended May 31, 1997 and the year ended November 30, 1996, the changes in its net assets and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

Boston, Massachusetts              KPMG Peat Marwick LLP
June 27, 1997

                                EVERGREEN KEYSTONE
(logo)
                       ADDITIONAL INFORMATION (Unaudited)

Shareholders of the Keystone Tax Free Income Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. To elect the following Trustees:

                                              AFFIRMATIVE    WITHHELD
Frederick Amling...........................    9,815,069      199,547
Laurence B. Ashkin.........................    9,812,403      202,213
Charles A. Austin III......................    9,813,238      207,378
Foster Bam.................................    9,812,719      201,897
George S. Bissell..........................    9,815,312      199,304
Edwin D. Campbell..........................    9,812,195      202,421
Charles F. Chapin..........................    9,814,500      200,116
K. Dun Gifford.............................    9,813,609      201,007
James S. Howell............................    9,811,512      203,104
Leroy Keith, Jr............................    9,813,609      201,007
F. Ray Keyser..............................    9,810,159      204,457
Gerald M. McDonnell........................    9,811,512      203,104
Thomas L. McVerry..........................    9,811,512      203,104
William Walt Pettit........................    9,810,932      203,684
David M. Richardson........................    9,813,609      201,007
Russell A. Salton, III M.D.................    9,811,487      203,129
Michael S. Scofield........................    9,813,283      201,333
Richard J. Shima...........................    9,808,652      205,964
Andrew J. Simons...........................    9,813,040      201,576

2. To approve an Investment Advisory and Management Agreement between Keystone Tax Free Income Fund and Keystone Investment Management Company:

   Affirmative.............................    9,365,556
   Against.................................      146,890
   Abstain.................................      502,170

                FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
   Of the dividends distributed by High Grade, Short-Intermediate and Tax Free Income Funds for the period ended May 31, 1997, 99.01%, 99.98% and 99.29%, respectively, is exempt from federal income tax other than alternative minimum tax.

This brochure must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                            NOT          May lose value
                           FDIC          No bank guarantee
                        INSURED

                       Evergreen Keystone Distributor, Inc.

                                                               Form #541257
                                                                      NTF-R
60064                                                                  7/97